EQUITY PORTFOLIOS

NORTHERN INSTITUTIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

CLASS A (BIGAX)

CLASS C

CLASS D (BIGDX)

INTERNATIONAL EQUITY INDEX PORTFOLIO

CLASS A (BIEIX)

CLASS C

CLASS D (BIEDX)

SMALL COMPANY INDEX PORTFOLIO

CLASS A (BSCAX)

CLASS C

CLASS D (BSIDX)

FOCUSED GROWTH PORTFOLIO

CLASS A (BFGAX)

CLASS C (BFGCX)

CLASS D (BFGDX)

DIVERSIFIED GROWTH PORTFOLIO

CLASS A (BDVAX)

CLASS C

CLASS D (BDGDX)

EQUITY INDEX PORTFOLIO

CLASS A (BEIAX)

CLASS C (BEICX)

CLASS D (BEIDX)

Prospectus dated April 1, 2010

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in a Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

3	PORTFOLIO SUMMARIES

	3	INTERNATIONAL GROWTH PORTFOLIO

	6	INTERNATIONAL EQUITY INDEX PORTFOLIO

	9	SMALL COMPANY INDEX PORTFOLIO

	12	FOCUSED GROWTH PORTFOLIO

	15	DIVERSIFIED GROWTH PORTFOLIO

	18	EQUITY INDEX PORTFOLIO

21	BROAD-BASED SECURITIES MARKET INDICES

22	INVESTMENT ADVISERS

23	ADVISORY FEES

24	PORTFOLIO MANAGEMENT

25	OTHER PORTFOLIO SERVICES

26	PURCHASING AND SELLING SHARES

	26	INVESTORS

	26	SHARE CLASSES

	26	PURCHASING SHARES

	26	OPENING AN ACCOUNT

	27	SELLING SHARES

29	ACCOUNT POLICIES AND OTHER INFORMATION

35	DIVIDENDS AND DISTRIBUTIONS

36	TAX CONSIDERATIONS

38	SECURITIES, TECHNIQUES AND RISKS

	38	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	43	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	51	DISCLAIMERS

53	FINANCIAL HIGHLIGHTS

64	FOR MORE INFORMATION

EQUITY PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

PORTFOLIO SUMMARIES

INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.33%	0.57%	0.72%
Administration Fees	0.15%	0.15%	0.15%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.18%	0.27%	0.32%
Total Annual Portfolio Operating Expenses	1.23%	1.47%	1.62%
Fee Waiver and/or Expense Reimbursement(1)	(0.17)%	(0.17)%	(0.17)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.06%	1.30%	1.45%

(1)

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) have contractually agreed to waive a portion of their management fees and reimburse certain expenses of the Portfolio. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2011. After this date, NTI and NTGIL or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$108	$374	$659	$1,474
Class C	$132	$448	$787	$1,743
Class D	$148	$495	$865	$1,908

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60.07% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The Portfolio intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

Although the Portfolio primarily invests in mature markets (such as Germany, Japan and the United Kingdom), it also may invest to a lesser extent in emerging markets (such as Argentina and China). The Portfolio, from time to time, may emphasize particular companies or market segments in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Portfolio’s investments to decline. To the extent that the Portfolio’s assets are concentrated in a single country or geographic region, the Portfolio will be subject to the risks associated with that particular country or region.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A., Northern Trust Global Investments Limited and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

There are no Class C Shares currently outstanding for the Portfolio.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 23.42% in the second quarter of 2009, and the lowest quarterly return was (19.15)% in the fourth quarter of 2008.

EQUITY PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date		1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	3/28/94		31.55%	4.36%	1.49%	5.30%
Return after taxes on distributions			30.78%	3.22%	0.34%	3.63%
Return after taxes on distributions and sale of Portfolio shares			20.56%	3.56%	0.83%	3.77%
Class D return before taxes	11/16/94	*	31.01%	3.96%	1.14%	4.93%
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)			31.78%	3.54%	1.17%	4.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

*	Although the inception date for Class D Shares is November 16, 1994, performance for the period from August 23, 1999 through June 14, 2001 is that of Class A, as no Class D Shares were outstanding during such period. Because the fees and expenses of Class D Shares are higher than those of Class A Shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

MANAGEMENT

INVESTMENT ADVISERS AND PORTFOLIO MANAGER. Northern Trust Investments, N.A. and Northern Trust Global Investments Limited, each a subsidiary of The Northern Trust Company serve jointly as the investment advisers of the Portfolio. George P. Maris, Senior Vice President of NTI, has been manager of the Portfolio since March 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE® Index.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class D
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.37%	0.61%	0.76%
Administration Fees	0.15%	0.15%	0.15%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.22%	0.31%	0.36%
Total Annual Portfolio Operating Expenses	0.62%	0.86%	1.01%
Fee Waiver and/or Expense Reimbursement(1)	(0.21)%	(0.21)%	(0.21)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.41%	0.65%	0.80%

(1)

Northern Trust Investments, N.A. (“NTI”) has agreed to reimburse certain expenses of the Portfolio. The contractual reimbursement arrangement is expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$42	$177	$325	$754
Class C	$66	$253	$456	$1,041
Class D	$82	$301	$537	$1,217

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35.06% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index, and in MSCI EAFE Index futures approved by the Commodity Futures Trading Commission.

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of December 31, 2009, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index by using computer programs and statistical procedures. The investment management team will buy and sell securities in response to changes in the MSCI EAFE Index. Because the Portfolio will have fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Portfolio’s assets may be invested in a single country (such as the United Kingdom or Japan). This may make the Portfolio’s performance more dependent upon the performance of a single country than if the Portfolio allocated its assets among issuers in a larger number of countries.

EQUITY PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the MSCI EAFE Index within a 0.95 correlation coefficient.

Morgan Stanley Capital International (“MSCI”) does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Portfolio’s investments to decline. To the extent that the Portfolio’s assets are concentrated in a single country or geographic region, the Portfolio will be subject to the risks associated with that particular country or region.

TRACKING RISK is the risk that the Portfolio’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

There are no Class C Shares currently outstanding for the Portfolio.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 25.09% in the second quarter of 2009, and the lowest quarterly return was (20.29)% in the fourth quarter of 2008.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	7	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	4/1/97	28.67%	3.00%	0.97%	4.52%
Return after taxes on distributions		28.19%	1.32%	(0.10)%	3.34%
Return after taxes on distributions and sale of Portfolio shares		18.93%	2.55%	0.70%	3.69%
Class D return before taxes	10/5/98	27.84%	2.54%	0.42%	4.00%
MSCI EAFE® Index (reflects no deduction for fees, expenses, or taxes)		31.78%	3.54%	1.17%	4.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. Shaun Murphy, Senior Vice President of Northern Trust Investments, N.A., and Steven J. Santiccioli, Vice President of Northern Trust Investments, N.A., have been managers of the Portfolio since November 2006 and July 2007, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EQUITY PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.49%	0.73%	0.88%
Administration Fees	0.10%	0.10%	0.10%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.39%	0.48%	0.53%
Total Annual Portfolio Operating Expenses	0.69%	0.93%	1.08%
Fee Waiver and/or Expense Reimbursement(1)	(0.38)%	(0.38)%	(0.38)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.31%	0.55%	0.70%

(1)

Northern Trust Investments, N.A. (“NTI”) has agreed to reimburse certain expenses of the Portfolio. The contractual reimbursement arrangement is expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$32	$182	$347	$823
Class C	$56	$258	$478	$1,108
Class D	$72	$306	$559	$1,283

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 30.51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Russell 2000 Index, and in Russell 2000 Index futures approved by the Commodity Futures Trading Commission.

The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. Companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of December 31, 2009, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $20 million and $5.6 billion.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. The investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Portfolio will have fees and transaction expenses (while the Russell 2000 Index has none), returns are likely to be below those of the Russell 2000 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the Russell 2000 Index within a 0.95 correlation coefficient.

Russell does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

TRACKING RISK is the risk that the Portfolio’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

There are no Class C Shares currently outstanding for the Portfolio.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 23.45% in the second quarter of 2003, and the lowest quarterly return was (26.08)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	1/11/93	27.50%	0.55%	3.46%	7.51%
Return after taxes on distributions		27.11%	0.19%	2.70%	5.87%
Return after taxes on distributions and sale of Portfolio shares		17.99%	0.30%	2.55%	5.66%
Class D return before taxes	12/8/94	26.93%	0.16%	3.06%	7.15%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		27.17%	0.51%	3.51%	7.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

EQUITY PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. Chad M. Rakvin and Brent Reeder, both Senior Vice Presidents of Northern Trust Investments, N.A., have been managers of the Portfolio since September 2005 and November 2006, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	11	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.32%	0.56%	0.71%
Administration Fees	0.10%	0.10%	0.10%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.22%	0.31%	0.36%
Total Annual Portfolio Operating Expenses	1.17%	1.41%	1.56%
Fee Waiver and/or Expense Reimbursement(1)	(0.31)%	(0.31)%	(0.31)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86%	1.10%	1.25%

(1)

Northern Trust Investments, N.A. (“NTI”) has contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Portfolio. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$88	$341	$614	$1,393
Class C	$112	$416	$742	$1,664
Class D	$127	$462	$821	$1,830

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 217.54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The companies in which the Portfolio invests are selected by the investment management team for their growth potential and generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

EQUITY PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

PRINCIPAL RISKS

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Portfolio’s investments to decline. To the extent that the Portfolio’s assets are concentrated in a single country or geographic region, the Portfolio will be subject to the risks associated with that particular country or region.

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Portfolio exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 15.56% in the first quarter of 2000, and the lowest quarterly return was (21.86)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	7/1/93	28.52%	0.55%	(3.56)%	5.53%
Return after taxes on distributions		28.41%	0.45%	(3.80)%	4.41%
Return after taxes on distributions and sale of Portfolio shares		18.63%	0.44%	(2.97)%	4.42%
Class C return before taxes	6/14/96	28.18%	0.17%	(3.85)%	5.29%
Class D return before taxes	12/8/94	27.89%	0.10%	(3.96)%	5.14%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		37.21%	1.64%	(3.98)%	6.74%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	13	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. Joseph R. Diehl, Jr., Senior Vice President of Northern Trust and Greg M. Newman, Vice President of Northern Trust, have been managers of the Portfolio since July 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EQUITY PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation with income a secondary consideration.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.72%	0.96%	1.11%
Administration Fees	0.10%	0.10%	0.10%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.62%	0.71%	0.76%
Total Annual Portfolio Operating Expenses	1.47%	1.71%	1.86%
Fee Waiver and/or Expense Reimbursement(1)	(0.71)%	(0.71)%	(0.71)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.76%	1.00%	1.15%

(1)

Northern Trust Investments, N.A. (“NTI”) has contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Portfolio. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$78	$395	$735	$1,696
Class C	$102	$469	$862	$1,960
Class D	$117	$516	$940	$2,122

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 79.03% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 65% of its net assets in equity securities. The companies in which the Portfolio invests generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth and valuation characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Although the Portfolio primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	15	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

PRINCIPAL RISKS

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Portfolio’s investments to decline. To the extent that the Portfolio’s assets are concentrated in a single country or geographic region, the Portfolio will be subject to the risks associated with that particular country or region.

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

There are no Class C Shares currently outstanding for the Portfolio.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 17.92% in the third quarter of 2009, and the lowest quarterly return was (19.51)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	1/11/93	31.16%	0.38%	(1.77)%	5.98%
Return after taxes on distributions		30.08%	(0.78)%	(3.41)%	3.98%
Return after taxes on distributions and sale of Portfolio shares		20.42%	0.11%	(1.92)%	4.61%
Class D return before taxes	9/14/94	30.63%	(0.08)%	(2.16)%	5.60%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	(0.95)%	7.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

EQUITY PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. George P. Maris, Senior Vice President of Northern Trust Investments, N.A., has been manager of the Portfolio since November 2009, and was co-manager from June 2008 to November 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	17	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”).

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.15%	0.39%	0.54%
Administration Fees	0.10%	0.10%	0.10%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.05%	0.14%	0.19%
Total Annual Portfolio Operating Expenses	0.25%	0.49%	0.64%
Fee Waiver and/or Expense Reimbursement(1)	(0.04)%	(0.04)%	(0.04)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.21%	0.45%	0.60%

(1)

Northern Trust Investments, N.A. (“NTI”) has agreed to reimburse certain expenses of the Portfolio. The contractual reimbursement arrangement is expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$22	$76	$137	$314
Class C	$46	$153	$270	$612
Class D	$61	$201	$353	$795

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20.10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Portfolio will invest substantially all (and at least 80%) of its net assets in the equity securities of the companies that make up the S&P 500 Index, in weightings that approximate the relative composition of the securities contained in the S&P 500 Index, and in S&P 500 Index futures approved by the Commodity Futures Trading Commission.

The S&P 500 Index is an unmanaged index, which includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. As of December 31, 2009, the approximate market capitalization range of companies included in the S&P 500 Index was between $1.1 billion and $323.7 billion.

The Portfolio is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500 Index using computer programs and statistical procedures. The investment management team will buy and sell securities in response to changes in the S&P 500 Index. Because the Portfolio will have fees and transaction expenses (while the S&P 500 Index has none), returns are likely to be below those of the S&P 500 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Portfolio, before expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.

S&P does not endorse any of the securities in the S&P 500 Index. It is not a sponsor of the Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.

EQUITY PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

TRACKING RISK is the risk that the Portfolio’s performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 16.00% in the second quarter of 2009, and the lowest quarterly return was (22.02)% in the fourth quarter of 2008.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	1/11/93	26.54%	0.29%	(1.10)%	7.64%
Return after taxes on distributions		26.00%	(0.80)%	(2.30)%	6.04%
Return after taxes on distributions and sale of Portfolio shares		17.55%	0.22%	(1.16)%	6.24%
Class C return before taxes	9/28/95	26.29%	0.06%	(1.33)%	7.43%
Class D return before taxes	9/14/94	26.03%	(0.11)%	(1.48)%	7.29%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	(0.95)%	7.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. Chad M. Rakvin and Brent Reeder, both Senior Vice Presidents of Northern Trust Investments, N.A., have been managers of the Portfolio since September 2005 and November 2006, respectively.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	19	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

EQUITY PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

BROAD-BASED SECURITIES MARKET INDICES

THE MSCI EAFE® INDEX (Europe, Australasia, Far East) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the United States and Canada. As of December 31, 2009, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE RUSSELL 2000® INDEX is an unmanaged index which measures the performance of approximately the 2,000 smallest of the 3,000 largest U.S. companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. The Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index as of December 31, 2009.

THE RUSSELL 1000® GROWTH INDEX is an unmanaged index measuring the performance of those Russell 1000® Index companies with higher book-to-price ratios and higher forecasted growth values.

THE RUSSELL 1000® INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000 Index, based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the total market capitalization of the U.S. equity market as of December 31, 2009.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market as of December 31, 2009.

THE STANDARD & POOR’S 500® COMPOSITE STOCK PRICE INDEX (S&P 500® INDEX) is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	21	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INVESTMENT ADVISERS

This Prospectus describes six equity and equity index portfolios (each a “Portfolio”, collectively, the “Portfolios”), which are currently offered by Northern Institutional Funds (the “Trust”).

Northern Trust Investments, N.A. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) (each an “Investment Adviser” and collectively, the “Investment Advisers”), each a subsidiary of The Northern Trust Company (“TNTC”), serve jointly as the Investment Advisers of the International Growth Portfolio. NTI serves as the Investment Adviser of each of the other Portfolios. NTI is located at 50 South LaSalle Street, Chicago, IL 60603 and NTGIL is located at 50 Bank Street, Canary Wharf, London, E14 5NT, United Kingdom. Unless otherwise indicated, NTI, NTGIL and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is a national banking association and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority. It is also registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds. TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC has for over 100 years administered and managed the assets of individuals and institutions. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2009, Northern Trust Corporation, through its subsidiaries, had assets under custody of $3.7 trillion, and assets under investment management of $627.2 billion.

Under the Advisory Agreement with the Trust, each Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolios and for placing purchase and sale orders for portfolio securities.

EQUITY PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s respective average daily net assets). The table also reflects the advisory fees (after fee waivers) paid by the Portfolios for the fiscal year ended November 30, 2009 (expressed as a percentage of each Portfolio’s respective average daily net assets).

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolios reflects the fact that the Investment Advisers did not charge the full amount of the advisory fees to which they were entitled. The Investment Advisers voluntarily waived a portion of the advisory fees charged to the International Growth, Focused Growth and Diversified Growth Portfolios, as shown in the table below. Starting April 1, 2010, the Investment Advisers have contractually agreed to waive a portion of the advisory fees charged to the Portfolios in the same amount that they previously voluntarily waived. The contractual waiver arrangements are expected to continue until at least April 1, 2011. After this date, the Investment Advisers or a Portfolio may terminate the contractual arrangements.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Portfolios’ Advisory Agreement is available in the Portfolios’ semiannual report to shareholders for the six-month period ending May 31.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2009
INTERNATIONAL GROWTH	0.90%	0.80%
INTERNATIONAL EQUITY INDEX	0.25%	0.25%
SMALL COMPANY INDEX	0.20%	0.20%
FOCUSED GROWTH	0.85%	0.75%
DIVERSIFIED GROWTH	0.75%	0.65%
EQUITY INDEX	0.10%	0.10%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	23	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

PORTFOLIO MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE PORTFOLIOS.

Unless otherwise provided below, for any Portfolio with more than one manager, each manager has full and joint responsibility for managing the Portfolio with no restrictions or limitations on such manager’s role.

The manager for the Diversified Growth Portfolio is George P. Maris, Senior Vice President of Northern Trust. Mr. Maris has been manager of the Portfolio since November 2009, and was co-manager from June 2008 to November 2009. Mr. Maris joined Northern Trust in June 2008 as a senior portfolio manager. From 2004 to 2008, Mr. Maris was with Columbia Management Group as a senior portfolio manager. Prior to that position, he served as a portfolio manager for four years at Putnam Investments.

The managers for the Equity Index and the Small Company Index Portfolios are Chad M. Rakvin and Brent Reeder, both Senior Vice Presidents of Northern Trust. Mr. Rakvin has been manager since September 2005, and Mr. Reeder since November 2006. Mr. Rakvin joined Northern Trust in 2004, and has been a member of the quantitative management group for domestic index products. Immediately prior to joining Northern, Mr. Rakvin was an independent consultant to institutional money managers and financial services companies, as well as an author of proprietary research and white papers. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager. Mr. Reeder joined Northern Trust in 1993. For the past five years, he has managed quantitative equity portfolios.

The managers for the Focused Growth Portfolio are Joseph R. Diehl, Jr., Senior Vice President of Northern Trust and Greg M. Newman, Vice President of Northern Trust. Both have been managers since July 2009. Mr. Diehl joined Northern Trust in 1971 and has managed and co-managed the Thematic Large Cap Growth Separately Managed Account team since 1997. He has also managed funds for individuals, retirement plans and charitable foundations. Mr. Newman joined Northern Trust in 1997 and has co-managed the Thematic Large Cap Growth Separately Managed Account team since 2007. Prior to this, Mr. Newman managed customized portfolios for individuals, retirement plans and charitable foundations.

The managers for the International Equity Index Portfolio are Shaun Murphy, Senior Vice President of Northern Trust and Steven J. Santiccioli, Vice President of Northern Trust. Mr. Murphy has been manager since November 2006, and Mr. Santiccioli since July 2007. Mr. Murphy is the U.S. team leader for international quantitative equity products. Prior to joining Northern Trust in 2004, Mr. Murphy was a portfolio manager at State Street Global Advisors. Mr. Santiccioli has managed various quantitative equity portfolios since joining Northern Trust in 2003. From 1993 to 2003, he was with Deutsche Asset Management where he served first as head of accounting for international index portfolios and then as a portfolio manager.

The manager for the International Growth Portfolio is George P. Maris, Senior Vice President of Northern Trust. Mr. Maris has been manager since March 2009.

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios is available in the Statement of Additional Information (“SAI”).

EQUITY PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for each Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolios. TNTC also performs certain administrative services for the Portfolios pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolios.

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.15% of the average daily net assets of each of the International Growth and International Equity Index Portfolios, and 0.10% of the average daily net assets of each other Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval. NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.25% of each of the International Growth and International Equity Index Portfolios’ average daily net assets and 0.10% of each other Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2011 to reimburse an additional portion of the International Equity Index Portfolio’s “Other Operating Expenses” shown in the table on page 6 of the Portfolio Summaries so that the Portfolio’s Expenses do not exceed 0.15% of its average daily net assets.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolios. For such services, TNTC receives a percentage of securities lending revenue generated for each of the lending Portfolios. In addition, cash collateral received by a Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolios and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Portfolio may or may not receive specific notice of such additional services and fees.

Pursuant to an exemptive order issued by the SEC, each Portfolio may invest its uninvested cash in a money market fund advised by one or more of the Investment Advisers or their affiliates. Accordingly, each Portfolio will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the Investment Advisers and/or their affiliates. It is expected that the uninvested cash of the Portfolios will be invested in the Trust’s Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Advisers and/or their affiliates on any assets invested in the Trust’s Diversified Assets Portfolio is 0.35% of the average daily net asset value of those assets. However, pursuant to the exemptive order, Northern will reimburse each Portfolio for advisory fees otherwise payable by the Portfolio on any assets invested in the Diversified Assets Portfolio.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI or any other Northern Trust affiliate.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	25	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

PURCHASING AND SELLING SHARES

THE TRUST OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The descriptions in the Portfolio Summaries may help you choose the Portfolio or Portfolios that best fit your investment needs. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective, and no Portfolio should be relied upon as a complete investment program. The Trust also offers other investment portfolios, including asset allocation, fixed-income and money market portfolios, which are described in separate prospectuses.

INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may purchase shares of the Portfolios through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts, and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

SHARE CLASSES

The Portfolios are authorized to offer a choice of three classes of shares to meet the special needs of institutional investors (“Institutions”): Class A, Class C and Class D Shares.

CLASS A SHARES are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

CLASS C SHARES are designed for Institutions that require the Transfer Agent and a Service Organization (as defined on page 33) to provide certain account-related services incident to Customers being the beneficial owners of shares.

CLASS D SHARES are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.

Each class of shares represents pro rata interests in a Portfolio except that different shareholder service agent and transfer agency fees are payable by each class of shares due to varying levels of administrative support and transfer agency services provided to the class. In addition, any person entitled to receive compensation for servicing shares of a Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

Please note that the fee and expense information shown under “Fees and Expenses” in the Portfolio Summaries beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their Customers (as defined above). (For more information, please see “Account Policies and Other Information – Financial Intermediaries” on page 33.)

PURCHASING SHARES

You may purchase shares of the Portfolios through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

OPENING AN ACCOUNT

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their Customers on behalf of the Portfolios. See “Account Policies and Other Information — Financial Intermediaries” on page 33 for additional information regarding purchases of Portfolio shares through authorized intermediaries.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase shares directly from the Trust as described above under “Purchasing Shares.”

EQUITY PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

For your convenience, there are a number of ways to invest directly in the Portfolios:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 33.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

■	For overnight delivery, use the following address:

Northern Institutional Funds

801 South Canal Street

Chicago, Illinois 60607

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

THROUGH AN AUTHORIZED INTERMEDIARY. Institutions that purchase shares from an authorized intermediary may sell (redeem) shares by contacting their financial intermediary. See “Account Policies and Other Information — Financial Intermediaries” on page 33 for additional information regarding sales (redemptions) of Portfolio shares through authorized intermediaries.

DIRECTLY THROUGH THE TRUST. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person (A signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”) also may be required.)

■	Your account number

■	The name of the Portfolio

■	The number of shares or the dollar amount to be redeemed

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	27	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

EQUITY PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at net asset value (“NAV”). The NAV for each share class of a Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each class. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 33.

Investments of the Portfolios for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Portfolio are valued at their amortized cost, which, according to the Investment Advisers, approximates market value.

A Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the applicable Portfolio(s) provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the applicable Portfolio(s), provided that payment is made as noted above. If an Institution pays for shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of a Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolios from another Portfolio in the Trust may be subject to any redemption fee imposed by the other Portfolio.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

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EQUITY PORTFOLIOS

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 33.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the applicable Portfolio(s) (less any applicable redemption fee).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the applicable Portfolio(s) (less any applicable redemption fee).

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

REDEMPTION FEES. The International Growth and International Equity Index Portfolios charge a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolio from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolio. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The Portfolios are authorized to waive the redemption fee for the following transactions:

■

Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Portfolios that they are unable to impose a redemption fee on their underlying Customer accounts;

■

Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

■	Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

■	Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

■	Redemptions to satisfy minimum required distributions from retirement accounts;

■	Redemptions representing the return of excess contributions in retirement accounts; and

■	Redemptions initiated by the Portfolios.

In addition to the circumstances noted above, each Portfolio reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Portfolio, to the extent permitted by law. In addition, each Portfolio reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law.

Currently, the Portfolios are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their Customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, a Portfolio will not receive the redemption fees. If Portfolio shares are redeemed by a financial intermediary at the direction of its Customers, the Portfolio may not know whether a redemption fee is applicable or the identity of the Customer who should pay the redemption fee. Due to operational requirements, a financial intermediary’s method for tracking and calculating the redemption fee may differ in some respects from that used by the Portfolios. Northern will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the applicable Portfolio. However, for the reasons set forth above, there can be no assurance that the financial intermediaries will properly assess redemption fees. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

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■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Portfolio.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 33.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of a Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum investment applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Portfolios that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Portfolios that invest in issuers located in emerging markets. Securities of emerging market issuers tend to be less liquid than issuers located in developed markets. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to a Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in a Portfolio during a calendar quarter. A “round trip” is a redemption or exchange out of a Portfolio followed by a purchase or exchange into the same Portfolio. The Trust is authorized to permit more than two “round trips” in a Portfolio during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

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EQUITY PORTFOLIOS

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by a Portfolio.

In addition, the International Equity Index Portfolio and the International Growth Portfolio impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 30. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Portfolio through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Portfolios in order to assess the likelihood that a Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Portfolio. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolios with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Portfolios. While Northern Trust may monitor share turnover at the omnibus account level, a Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolios and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the intermediary’s Customers. Financial intermediaries also may monitor their Customers’ trading activities in the Trust. Certain financial intermediaries may monitor their Customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for a Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from a Portfolio. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions in writing, or to address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if

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applicable). A signature guarantee also may be required from an institution participating in STAMP. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Portfolios will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolios reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolios may, for any Business Day, decide to change the time as of which a Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more Portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northernfunds.com/institutional.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolios. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. A Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust (“Service Organizations”). These agreements are permitted under the Trust’s Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

These support services may include:

■	processing purchase, exchange and redemption requests from investors;

■	placing net purchase and redemption orders with the Transfer Agent;

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EQUITY PORTFOLIOS

■	providing necessary personnel and facilities to establish and maintain investor accounts and records; and

■	providing information periodically to investors showing their positions in Portfolio shares.

For their services, Service Organizations may receive fees from the Portfolios at an annual rate of up to 0.15% and 0.25% of the average daily NAV of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares. Because these fees are paid out of the Portfolios’ assets on an on-going basis, they will increase the cost of an investment in the Portfolios.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust also may sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolios available to their Customers, and may allow the Portfolios greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing shares of a Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolios on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolios, or their duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A complete schedule of each Portfolio’s holdings, current as of calendar quarter-end, except for the International Equity Index, Small Company Index and Equity Index Portfolios, which will be current as of month-end, will be available on the Trust’s Web site at northernfunds.com/institutional no earlier than ten (10) calendar days after the end of the respective period. The Portfolios will also publish their top ten holdings on their Web site current as of month-end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Portfolios file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolios may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolios will begin sending individual copies to you within 30 days after receipt of your revocation.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME PORTFOLIO WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another Portfolio in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Portfolio in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a portfolio in the Trust in which you maintain an account.

The following table summarizes the general distribution policies for each of the Portfolios. A Portfolio may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.

Portfolio	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
INTERNATIONAL GROWTH	Annually	Annually
INTERNATIONAL EQUITY INDEX	Annually	Annually
SMALL COMPANY INDEX	Annually	Annually
FOCUSED GROWTH	Annually	Annually
DIVERSIFIED GROWTH	Annually	Annually
EQUITY INDEX	Quarterly	Annually

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TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in a Portfolio. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares. For federal income tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Portfolio generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) for when certain other requirements are met, then all distributions paid by the Portfolio to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. This lower rate for “qualifying dividends” is also currently scheduled to expire after 2010. For taxable years beginning after December 31, 2010, “qualifying dividends” will be taxed at ordinary income rates.

A portion of distributions paid by a Portfolio to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Portfolio’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations. It is expected that distributions paid by the International Equity Index Portfolio and the International Growth Portfolio will generally not qualify for this deduction.

Distributions from each Portfolio will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of a Portfolio shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

SALES AND EXCHANGES. The sale, exchange, or redemption of Portfolio shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Portfolio for shares of another investment portfolio in the Trust is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Portfolio shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of

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are replaced with other shares of that same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

FOREIGN TAXES. Some of the Portfolios may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of a Portfolio consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Portfolio may elect, for federal income tax purposes, to treat certain foreign taxes paid by them, including generally any withholding and other foreign income taxes, as paid by their shareholders. It is anticipated that the International Equity Index and International Growth Portfolios may be eligible to make this election. If these Portfolios make this election, the amount of such foreign taxes paid by these Portfolios will be included in their shareholders’ income pro rata (in addition to taxable distributions actually received by them), and such shareholders will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. A Portfolio that is not eligible or chooses not to make this election will be entitled to deduct such taxes in computing the amounts it is required to distribute.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Portfolios will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, in the case of distributions attributable to each Portfolio’s taxable years ending on or before November 30, 2010, net short-term capital gains, of the Portfolio. The exemption may not apply, however, if the investment in a Portfolio is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from companies whose securities are held by a Portfolio, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Portfolio’s taxable years ending on or before November 30, 2010, Portfolio distributions attributable to and properly designated by a Portfolio as U.S.-source interest income of the Portfolio will be exempt from U.S. federal income tax for foreign investors, but such investors may need to file a federal income tax return to obtain a refund of any withholding taxes.

For the Portfolios’ taxable years beginning after November 30, 2010, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Portfolio shares unless the investment in the Portfolio is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Portfolio.

STATE AND LOCAL TAXES. You also may be subject to state and local taxes on income and gain attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of a Portfolio’s distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Portfolios could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Portfolio. More tax information relating to the Portfolios is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of a Portfolio’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Portfolio.

This section takes a closer look at some of the Portfolios’ principal investment strategies and related risks.

INVESTMENT OBJECTIVES. The investment objectives of the Portfolios may not be changed without shareholder approval.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

INVESTMENT STRATEGY. Each of the Portfolios invests primarily in equity securities.

SPECIAL RISKS. Investing in equity securities involves market risk. Market risk is the risk that the value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that a Portfolio holds may decline over short or extended periods. This volatility means that the value of your investment in the Portfolios may increase or decrease. You could lose money over short periods due to fluctuation in a Portfolio’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

INVESTMENT STRATEGY. The International Equity Index and International Growth Portfolios intend to invest a substantial portion of their total assets in foreign securities. Under normal circumstances, the International Growth Portfolio will invest significantly (at least 40%) in companies that are located, headquartered, incorporated or otherwise organized outside of the U.S., as represented in either the MSCI EAFE Index, MSCI Emerging Markets Index or other diversified foreign indices. The International Growth Portfolio expects its foreign investments to be allocated among companies that are diversified among various regions, countries including the U.S. (but no less than three different countries other than the U.S.), industries and capitalization ranges. Although they invest primarily in the securities of U.S. issuers, the Focused Growth and Diversified Growth Portfolios are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. These Portfolios also may invest in foreign time deposits and other short-term instruments.

The International Growth Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The International Growth Portfolio may invest up to 25% of its total assets in emerging markets. The International Equity Index Portfolio invests in countries according to their weightings in the MSCI EAFE Index.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Advisers in evaluating

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the creditworthiness of issuers and making investment decisions for the Portfolios. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Portfolios’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Portfolios are valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing a Portfolio’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Portfolio is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Portfolios’ respective net currency positions may expose them to risks independent of their securities positions.

A Portfolio’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Portfolio to risks associated with that particular region, such as general and local economic, political and social conditions. The International Growth Portfolio may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Portfolio to increased foreign securities risk with respect to the particular country.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already

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adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Portfolios. Because of the number of countries using this single currency, a significant portion of the assets held by certain Portfolios may be denominated in the euro.

Additional risks are involved when a Portfolio, such as the International Growth Portfolio, invests in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve the Portfolio’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Portfolio has delivered or the Portfolio’s inability to complete its contractual obligations. A Portfolio’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Portfolio, the investment adviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Portfolio.

Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of a Portfolio in connection with the security.

Unanticipated political, economic or social developments may affect the value of a Portfolio’s investments in emerging market countries and the availability to the Portfolio of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

From time to time, certain of the companies in which a Portfolio may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Portfolio will be indirectly subject to those risks.

Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Portfolio returns.

The creditworthiness of firms used by a Portfolio to effect securities transactions in emerging countries may not be as

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strong as in some developed countries. As a result, a Portfolio could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

A Portfolio’s ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of a Portfolio’s currency exposure in these countries may not be covered.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging markets.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

INVESTMENT STRATEGY. Each of the Portfolios may invest in exchange rate-related securities.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

INVESTMENT STRATEGY. Each of the Portfolios may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The International Growth Portfolio also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Portfolio is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Portfolio’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Portfolio. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Portfolio, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs.

The Trust, on behalf of each Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Portfolio’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Portfolio’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Portfolio. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

PORTFOLIO TURNOVER. The Investment Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Portfolios. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Portfolio’s return. It also may result in higher

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short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Portfolios’ historical portfolio turnover rates.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in preferred stocks.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

SECURITIES LENDING. In order to generate additional income, the Portfolios may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolios will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of a Portfolio’s total assets (including the loan collateral). Any cash collateral received by a Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Portfolio’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. A Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Portfolio’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Portfolio’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of such Portfolio’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Portfolio, and the equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes. As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Portfolio’s investments.

Securities of small companies may lack sufficient market liquidity to enable a Portfolio to effect sales at an advantageous time or without a substantial drop in price.

TRACKING RISK. The International Equity Index, Small Company Index and Equity Index Portfolios (the “Index Portfolios”) seek to track the performance of their respective benchmark indices.

INVESTMENT STRATEGY. Under normal market conditions, the Investment Adviser expects that the quarterly performance of

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the Index Portfolios, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

SPECIAL RISKS. The Index Portfolios are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent the Portfolio from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Advisers may use.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, CMOs and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase these and other types of asset-backed securities. The Portfolios also may invest to a moderate extent in CDOs. Such securities are subject to the same quality requirements as the other types of fixed-income securities held by a Portfolio.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that a Portfolio could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolios may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Portfolios invest.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolios may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. Each Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Portfolios may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

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SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolios decline in value while these transactions are outstanding, the NAV of the Portfolios’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

INVESTMENT STRATEGY. The Portfolios may each acquire convertible securities. These securities are subject to the same rating requirements as fixed-income securities held by a Portfolio.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest a portion of their assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. The Portfolios may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations (“CMOs”) and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”).

INVESTMENT STRATEGY. Under normal market conditions, a Portfolio may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Portfolio’s objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Portfolio may make more significant investments in derivatives. A Portfolio may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Portfolios also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Portfolio may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).

SPECIAL RISKS. An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Portfolio’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Portfolio may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, a Portfolio will either own the

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underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Portfolio to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Portfolio to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

INVESTMENT STRATEGY. The Portfolios may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Portfolio may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Portfolio may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Portfolio may not be able to terminate its obligations when desired.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. Each Portfolio may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and strategies, the Portfolios may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio. The practice of investing in Rule 144A Securities could increase the level of a Portfolio’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by a Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INITIAL PUBLIC OFFERINGS. An IPO is a company’s first offering of stock to the public.

INVESTMENT STRATEGY. At times, the Portfolios may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investments in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance. Because of the price volatility of IPO shares, a Portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Portfolio, such as commissions and transaction costs. By selling IPO shares, the Portfolio may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Portfolio will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Portfolios’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years

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of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires a Portfolio to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Portfolio for a set time period.

INVESTMENT STRATEGY. The Portfolios may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.

SPECIAL RISKS. IFAs are not insured by a government agency – they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Portfolio and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if these instruments were not used.

Because these instruments normally are illiquid, a Portfolio may not be able to terminate its obligations when desired. In addition, if a Portfolio is obligated to pay the return under the terms of a total rate of return swap, Portfolio losses due to unanticipated market movements potentially are unlimited. A Portfolio also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

INVESTMENT COMPANIES. Affiliated and unaffiliated investment companies include, but are not limited to, money market funds, index funds, “country funds” (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares®, S&P’s Depositary Receipts® (“SPDRs”) and other ETFs. Other investment companies in which the Portfolios may invest include other funds for which the Investment Advisers or any of their affiliates serve as investment advisers.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in securities issued by other affiliated or unaffiliated investment companies. Investments by a Portfolio in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Portfolios may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Portfolios do not expect to do so in the foreseeable future, each Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

SPECIAL RISKS. As a shareholder of another investment company, a Portfolio would be subject to the same risks as any

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other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Portfolio must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Advisers determine that the security is comparable in quality to a security that has been rated investment grade.

INVESTMENT STRATEGY. The Portfolios may invest in fixed-income and convertible securities to the extent consistent with their respective investment objectives and strategies. Except as stated in the section entitled “Non-Investment Grade Securities,” fixed-income and convertible securities purchased by the Portfolios generally will be investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio and may be in default. The Investment Advisers will consider such an event in determining whether the Portfolio should continue to hold the security.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Portfolio of securities for delivery in the future (generally within 30 days). The Portfolio simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Portfolios currently do not intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Portfolio may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Portfolio’s performance.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Advisers.

INVESTMENT STRATEGY. The International Growth, International Equity Index, Focused Growth and Diversified Growth Portfolios may invest up to 15% of their total assets, measured at the time of purchase, in non-investment grade fixed-income and convertible securities, when the investment management team determines that such securities are desirable in light of the Portfolios’ investment objectives and portfolio mix.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and

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economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Portfolio in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A Portfolio also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Portfolio to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers’ credit analysis than would be the case with investments in higher quality securities.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Portfolio will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Portfolio’s assets subject to options written by the Portfolio will not be greater than 25% of its net assets at the time the option is written. A Portfolio may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Portfolio are “secured” if the Portfolio maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

REAL ESTATE INVESTMENT TRUSTS. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may invest in REITs.

SPECIAL RISKS. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. A Portfolio will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may enter

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into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after a Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, a Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable by the Portfolio.

With respect to collateral received in repurchase transactions or other investments, a Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

INVESTMENT STRATEGY. To the extent consistent with their investment objectives and strategies, the International Growth, Focused Growth and Diversified Growth Portfolios may make short sales against-the-box.

SPECIAL RISKS. If a Portfolio sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with their respective investment objectives and strategies, the Portfolios may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolios and adversely affect a Portfolio’s total return.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. Each Portfolio may invest in structured securities to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

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TEMPORARY INVESTMENTS. The Portfolios temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. Certain Portfolios also may make temporary investments in longer-term debt obligations and preferred stocks.

INVESTMENT STRATEGY. A Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. Except for the Equity Index, Small Company Index and International Equity Index Portfolios, a Portfolio also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Portfolio’s losses in response to adverse market, economic or other conditions when the Investment Advisers believe that it is in the best interest of the Portfolio to pursue such a defensive strategy. The Investment Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. A Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Portfolio also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent a Portfolio invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

INVESTMENT STRATEGY. Each Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and

EQUITY PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolios are not entitled to exercise their demand rights. As a result, the Portfolios could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may invest in warrants and similar rights. A Portfolio also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, each Portfolio may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although the Portfolios generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolios may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

INVESTMENT STRATEGY. Each Portfolio may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Portfolio’s investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Portfolio to sell some of its Portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Portfolios may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Portfolios’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in a Portfolio.

The Portfolios may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Portfolios, their investments and related risks can also be found in “Investment Objectives and Strategies” in the SAI.

DISCLAIMERS

The Equity Index Portfolio is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or by any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.

The International Equity Index Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Portfolio, owners of any Portfolio, any person or by any entity from the use of the MSCI EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties or merchantability or fitness for a particular purpose for use with respect to the MSCI EAFE Index or any data included therein. The SAI contains a more detailed description of the limited relationship MSCI has with Northern Trust and the International Equity Index Portfolio.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	51	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

The Small Company Index Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Portfolio, owners of any Portfolio, any person or by any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index or any data included therein.

EQUITY PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A PORTFOLIO’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE PORTFOLIO’S OPERATION).

Certain information reflects the financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report, which is available upon request and without charge. As of November 30, 2009, no Class C Shares of the International Growth, International Equity Index, Small Company Index and Diversified Growth Portfolios were outstanding.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	53	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(3)	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$6.91	$15.02	$12.91	$10.31	$9.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.23	0.17	0.15	0.16
Net realized and unrealized gains (losses)	2.31	(5.94)	2.46	2.58	0.82
Total from Investment Operations	2.45	(5.71)	2.63	2.73	0.98
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.25)	(0.20)	(0.13)	(0.13)	(0.11)
From net realized gains	—	(2.20)	(0.39)	—	—
Total Distributions Paid	(0.25)	(2.40)	(0.52)	(0.13)	(0.11)
Net Asset Value, End of Year	$9.11	$6.91	$15.02	$12.91	$10.31
Total Return(2)	36.78%	(44.80)%	21.00%	26.70%	10.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$178,417	$122,311	$258,359	$211,732	$169,921
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.06%	1.06%	1.06%	1.06%	1.07	%(4)
Expenses, before waivers, reimbursements and credits	1.23%	1.21%	1.19%	1.20%	1.21%
Net investment income, net of waivers, reimbursements and credits	1.91%	2.01%	1.23%	1.32%	1.57%
Net investment income, before waivers, reimbursements and credits	1.74%	1.86%	1.10%	1.18%	1.43%
Portfolio Turnover Rate	60.07%	75.41%	87.63%	94.13%	85.60%

	CLASS D
Selected per share data	2009(3)	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$6.92	$15.02	$12.92	$10.32	$9.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.11	0.14	0.11	0.12	0.09
Net realized and unrealized gains (losses)	2.32	(5.90)	2.46	2.57	0.87
Total from Investment Operations	2.43	(5.76)	2.57	2.69	0.96
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.21)	(0.14)	(0.08)	(0.09)	(0.07)
From net realized gains	—	(2.20)	(0.39)	—	—
Total Distributions Paid	(0.21)	(2.34)	(0.47)	(0.09)	(0.07)
Net Asset Value, End of Year	$9.14	$6.92	$15.02	$12.92	$10.32
Total Return(2)	36.24%	(44.99)%	20.46%	26.21%	10.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$393	$353	$674	$552	$481
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.45%	1.45%	1.45%	1.45%	1.46	%(4)
Expenses, before waivers, reimbursements and credits	1.62%	1.60%	1.58%	1.59%	1.60%
Net investment income, net of waivers, reimbursements and credits	1.52%	1.62%	0.84%	0.93%	1.18%
Net investment income, before waivers, reimbursements and credits	1.35%	1.47%	0.71%	0.79%	1.04%
Portfolio Turnover Rate	60.07%	75.41%	87.63%	94.13%	85.60%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

(4)	Expense ratios, net of waivers, reimbursements and credits, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowing against a line of credit.

EQUITY PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2009(3)	2008(3)	2007(3)	2006	2005(3)
Net Asset Value, Beginning of Year	$6.61	$15.73	$15.54	$12.61	$11.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19	0.31	0.36	0.33	0.27
Net realized and unrealized gains (losses)	2.02	(6.50)	1.94	3.14	1.13
Total from Investment Operations	2.21	(6.19)	2.30	3.47	1.40
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.24)	(0.49)	(0.46)	(0.24)	(0.20)
From net realized gains	(0.37)	(2.44)	(1.65)	(0.30)	—
Total Distributions Paid	(0.61)	(2.93)	(2.11)	(0.54)	(0.20)
Net Asset Value, End of Year	$8.21	$6.61	$15.73	$15.54	$12.61
Total Return(2)	36.57%	(47.77)%	16.74%	28.52%	12.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$181,004	$67,131	$134,611	$127,809	$115,608
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.41%	0.41%	0.41%	0.41%	0.46	%(4)
Expenses, before waivers, reimbursements and credits	0.62%	0.61%	0.57%	0.58%	0.65%
Net investment income, net of waivers, reimbursements and credits	2.66%	2.96%	2.42%	2.43%	2.29%
Net investment income, before waivers, reimbursements and credits	2.45%	2.76%	2.26%	2.26%	2.10%
Portfolio Turnover Rate	35.06%	43.61%	73.12%	68.17%	110.54%

	CLASS D
Selected per share data	2009(3)	2008(3)	2007(3)	2006	2005(3)
Net Asset Value, Beginning of Year	$6.34	$15.22	$15.09	$12.26	$11.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.15	0.23	0.24	0.30	0.18
Net realized and unrealized gains (losses)	1.92	(6.20)	1.94	3.02	1.12
Total from Investment Operations	2.07	(5.97)	2.18	3.32	1.30
LESS DISTRIBUTIONS PAID:
From net investment income(1)	(0.22)	(0.47)	(0.40)	(0.19)	(0.16)
From net realized gains	(0.37)	(2.44)	(1.65)	(0.30)	—
Total Distributions Paid	(0.59)	(2.91)	(2.05)	(0.49)	(0.16)
Net Asset Value, End of Year	$7.82	$6.34	$15.22	$15.09	$12.26
Total Return(2)	35.64%	(47.93)%	16.40%	28.03%	11.85%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$916	$761	$659	$93	$73
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.80%	0.80%	0.80%	0.80%	0.85	%(4)
Expenses, before waivers, reimbursements and credits	1.01%	1.00%	0.96%	0.97%	1.04%
Net investment income, net of waivers, reimbursements and credits	2.27%	2.57%	2.03%	2.04%	1.90%
Net investment income, before waivers, reimbursements and credits	2.06%	2.37%	1.87%	1.87%	1.71%
Portfolio Turnover Rate	35.06%	43.61%	73.12%	68.17%	110.54%

(1)	Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

(4)	Effective 3/1/05, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers, reimbursements and credits, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	55	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

SMALL COMPANY INDEX PORTFOLIO	CLASS A
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.63	$17.20	$17.52	$15.12	$14.08
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.16	0.25	0.20	0.16	0.18
Net realized and unrealized gains (losses)	2.43	(6.60)	(0.39)	2.41	0.95
Total from Investment Operations	2.59	(6.35)	(0.19)	2.57	1.13
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)	(0.22)	(0.13)	(0.17)	(0.09)
From net realized gains	—	—	—	—	—
Total Distributions Paid	(0.21)	(0.22)	(0.13)	(0.17)	(0.09)
Net Asset Value, End of Year	$13.01	$10.63	$17.20	$17.52	$15.12
Total Return(1)	24.87%	(37.38)%	(1.05)%	17.12%	8.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$54,495	$46,072	$83,426	$102,484	$73,416
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.31%	0.31%	0.31%	0.31%	0.31%
Expenses, before waivers, reimbursements and credits	0.69%	0.70%	0.54%	0.53%	0.55%
Net investment income, net of waivers, reimbursements and credits	1.51%	1.55%	1.36%	1.19%	1.11%
Net investment income, before waivers, reimbursements and credits	1.13%	1.16%	1.13%	0.97%	0.87%
Portfolio Turnover Rate	30.51%	47.00%	37.40%	45.99%	33.95%

	CLASS D
Selected per share data	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.48	$16.95	$17.25	$14.89	$13.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12	0.13	0.12	0.08	0.10
Net realized and unrealized gains (losses)	2.40	(6.45)	(0.37)	2.39	0.97
Total from Investment Operations	2.52	(6.32)	(0.25)	2.47	1.07
LESS DISTRIBUTIONS PAID:
From net investment income	(0.14)	(0.15)	(0.05)	(0.11)	(0.05)
From net realized gains	—	—	—	—	—
Total Distributions Paid	(0.14)	(0.15)	(0.05)	(0.11)	(0.05)
Net Asset Value, End of Year	$12.86	$10.48	$16.95	$17.25	$14.89
Total Return(1)	24.38%	(37.64)%	(1.41)%	16.66%	7.71%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$91	$74	$186	$243	$373
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, before waivers, reimbursements and credits	1.08%	1.09%	0.93%	0.92%	0.94%
Net investment income, net of waivers, reimbursements and credits	1.12%	1.16%	0.97%	0.80%	0.72%
Net investment income, before waivers, reimbursements and credits	0.74%	0.77%	0.74%	0.58%	0.48%
Portfolio Turnover Rate	30.51%	47.00%	37.40%	45.99%	33.95%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

EQUITY PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

FOCUSED GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(2)	2008(2)	2007(2)	2006	2005(2)
Net Asset Value, Beginning of Year	$9.35	$15.53	$13.33	$12.46	$11.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.06	0.06	0.08	0.07	0.04
Net realized and unrealized gains (losses)	2.31	(6.15)	2.19	0.84	0.81
Total from Investment Operations	2.37	(6.09)	2.27	0.91	0.85
LESS DISTRIBUTIONS PAID:
From net investment income	(0.07)	(0.09)	(0.07)	(0.04)	(0.06)
Total Distributions Paid	(0.07)	(0.09)	(0.07)	(0.04)	(0.06)
Net Asset Value, End of Year	$11.65	$9.35	$15.53	$13.33	$12.46
Total Return(1)	25.51%	(39.45)%	17.12%	7.29%	7.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$59,444	$52,578	$97,501	$95,041	$150,994
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.86%	0.86%	0.86%	0.86%	0.86%
Expenses, before waivers, reimbursements and credits	1.17%	1.11%	1.06%	1.06%	1.01%
Net investment income, net of waivers, reimbursements and credits	0.62%	0.46%	0.57%	0.48%	0.26%
Net investment income, before waivers, reimbursements and credits	0.31%	0.21%	0.37%	0.28%	0.11%
Portfolio Turnover Rate	217.54%	242.18%	146.66%	151.02%	178.43%

	CLASS C
Selected per share data	2009(2)	2008(2)	2007(2)	2006	2005(2)
Net Asset Value, Beginning of Year	$9.09	$15.10	$12.98	$12.23	$11.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.03	0.01	(0.07)	—
Net realized and unrealized gains (losses)	2.24	(5.98)	2.16	0.86	0.82
Total from Investment Operations	2.28	(5.95)	2.17	0.79	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.03)	(0.06)	(0.05)	(0.04)	(0.04)
Total Distributions Paid	(0.03)	(0.06)	(0.05)	(0.04)	(0.04)
Net Asset Value, End of Year	$11.34	$9.09	$15.10	$12.98	$12.23
Total Return(1)	25.19%	(39.57)%	16.78%	6.44%	7.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$72	$75	$125	$92	$7,779
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses, before waivers, reimbursements and credits	1.41%	1.35%	1.30%	1.30%	1.25%
Net investment income, net of waivers, reimbursements and credits	0.38%	0.22%	0.33%	0.24%	0.02%
Net investment income (loss), before waivers, reimbursements and credits	0.07%	(0.03)%	0.13%	0.04%	(0.13)%
Portfolio Turnover Rate	217.54%	242.18%	146.66%	151.02%	178.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	57	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

FOCUSED GROWTH PORTFOLIO	CLASS D
Selected per share data	2009(2)	2008(2)	2007(2)	2006	2005(2)
Net Asset Value, Beginning of Year	$8.88	$14.76	$12.68	$11.90	$11.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.01	(0.05)	(0.08)	(0.02)
Net realized and unrealized gains (losses)	2.20	(5.86)	2.14	0.90	0.79
Total from Investment Operations	2.22	(5.85)	2.09	0.82	0.77
LESS DISTRIBUTIONS PAID:
From net investment income	(0.02)	(0.03)	(0.01)	(0.04)	(0.02)
Total Distributions Paid	(0.02)	(0.03)	(0.01)	(0.04)	(0.02)
Net Asset Value, End of Year	$11.08	$8.88	$14.76	$12.68	$11.90
Total Return(1)	25.02%	(39.73)%	16.51%	6.87%	6.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$95	$72	$133	$139	$231
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, before waivers, reimbursements and credits	1.56%	1.50%	1.45%	1.45%	1.40%
Net investment income (loss), net of waivers, reimbursements and credits	0.23%	0.07%	0.18%	0.09%	(0.13)%
Net investment loss, before waivers, reimbursements and credits	(0.08)%	(0.18)%	(0.02)%	(0.11)%	(0.28)%
Portfolio Turnover Rate	217.54%	242.18%	146.66%	151.02%	178.43%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income (loss) for the year ended was calculated using the average shares outstanding method.

EQUITY PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

DIVERSIFIED GROWTH PORTFOLIO	CLASS A
Selected per share data	2009(2)	2008		2007(2)	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$4.53	$8.02		$8.09	$8.30	$7.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.07		0.09	0.07	0.05
Net realized and unrealized gains (losses)	1.41	(2.99)		0.44	0.57	0.73
Total from Investment Operations	1.48	(2.92)		0.53	0.64	0.78
LESS DISTRIBUTIONS PAID:
From net investment income	(0.08)	(0.07)		(0.07)	(0.06)	(0.06)
From net realized gains	—	(0.50)		(0.53)	(0.79)	–
Total Distributions Paid	(0.08)	(0.57)		(0.60)	(0.85)	(0.06)
Net Asset Value, End of Year	$5.93	$4.53		$8.02	$8.09	$8.30
Total Return(1)	33.31%	(39.04)%		6.90%	8.36%	10.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,731	$40,922		$59,875	$42,505	$38,154
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.76%	0.77	%(3)	0.76%	0.76%	0.77	%(3)
Expenses, before waivers, reimbursements and credits	1.47%	1.14%		1.07%	1.15%	1.08%
Net investment income, net of waivers, reimbursements and credits	1.57%	1.31%		1.09%	0.96%	0.64%
Net investment income, before waivers, reimbursements and credits	0.86%	0.94%		0.78%	0.57%	0.33%
Portfolio Turnover Rate	79.03%	117.55%		89.01%	123.43%	49.34%

	CLASS D
Selected per share data	2009(2)	2008		2007(2)	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$4.29	$7.62		$7.73	$7.95	$7.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.05	0.07		0.05	0.04	0.01
Net realized and unrealized gains (losses)	1.34	(2.86)		0.43	0.54	0.70
Total from Investment Operations	1.39	(2.79)		0.48	0.58	0.71
LESS DISTRIBUTIONS PAID:
From net investment income	(0.06)	(0.04)		(0.06)	(0.01)	(0.03)
From net realized gains	—	(0.50)		(0.53)	(0.79)	–
Total Distributions Paid	(0.06)	(0.54)		(0.59)	(0.80)	(0.03)
Net Asset Value, End of Year	$5.62	$4.29		$7.62	$7.73	$7.95
Total Return(1)	32.83%	(39.29)%		6.50%	7.87%	9.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$99	$259		$442	$195	$136
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	1.15%	1.16	%(3)	1.15%	1.15%	1.16	%(3)
Expenses, before waivers, reimbursements and credits	1.86%	1.53%		1.46%	1.54%	1.47%
Net investment income, net of waivers, reimbursements and credits	1.18%	0.92%		0.70%	0.57%	0.25%
Net investment income (loss), before waivers, reimbursements and credits	0.47%	0.55%		0.39%	0.18%	(0.06)%
Portfolio Turnover Rate	79.03%	117.55%		89.01%	123.43%	49.34%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

(3)	Expense ratios, net of waivers and reimbursements, for the year would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio’s temporary borrowings against a line of credit.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	59	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

EQUITY INDEX PORTFOLIO	CLASS A
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$9.51	$17.29	$17.17	$15.89	$15.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22	0.28	0.29	0.27	0.26
Net realized and unrealized gains (losses)	1.98	(6.26)	0.95	1.87	0.97
Total from Investment Operations	2.20	(5.98)	1.24	2.14	1.23
LESS DISTRIBUTIONS PAID:
From net investment income	(0.22)	(0.28)	(0.29)	(0.28)	(0.25)
From net realized gains	(0.61)	(1.52)	(0.83)	(0.58)	(0.20)
Total Distributions Paid	(0.83)	(1.80)	(1.12)	(0.86)	(0.45)
Net Asset Value, End of Year	$10.88	$9.51	$17.29	$17.17	$15.89
Total Return(1)	25.44%	(38.22)%	7.59%	14.03%	8.28%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$455,354	$410,534	$761,863	$725,157	$746,734
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.21%	0.21%	0.21%	0.21%
Expenses, before waivers, reimbursements and credits	0.25%	0.25%	0.25%	0.28%	0.34%
Net investment income, net of waivers, reimbursements and credits	2.34%	2.07%	1.74%	1.72%	1.70%
Net investment income, before waivers, reimbursements and credits	2.30%	2.03%	1.70%	1.65%	1.57%
Portfolio Turnover Rate	20.10%	15.88%	43.91%	17.12%	18.74%

	CLASS C
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$9.46	$17.21	$17.09	$15.82	$15.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.20	0.25	0.23	0.24	0.22
Net realized and unrealized gains (losses)	1.97	(6.23)	0.97	1.85	0.97
Total from Investment Operations	2.17	(5.98)	1.20	2.09	1.19
LESS DISTRIBUTIONS PAID:
From net investment income	(0.19)	(0.25)	(0.25)	(0.24)	(0.22)
From net realized gains	(0.61)	(1.52)	(0.83)	(0.58)	(0.20)
Total Distributions Paid	(0.80)	(1.77)	(1.08)	(0.82)	(0.42)
Net Asset Value, End of Year	$10.83	$9.46	$17.21	$17.09	$15.82
Total Return(1)	25.19%	(38.38)%	7.36%	13.76%	8.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,418	$8,458	$25,323	$26,677	$24,892
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses, before waivers, reimbursements and credits	0.49%	0.49%	0.49%	0.52%	0.58%
Net investment income, net of waivers, reimbursements and credits	2.10%	1.83%	1.50%	1.48%	1.46%
Net investment income, before waivers, reimbursements and credits	2.06%	1.79%	1.46%	1.41%	1.33%
Portfolio Turnover Rate	20.10%	15.88%	43.91%	17.12%	18.74%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

EQUITY PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO	CLASS D
Selected per share data	2009(2)	2008(2)	2007	2006(2)	2005(2)
Net Asset Value, Beginning of Year	$9.44	$17.18	$17.06	$15.79	$15.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.23	0.19	0.21	0.20
Net realized and unrealized gains (losses)	1.96	(6.22)	0.99	1.85	0.96
Total from Investment Operations	2.14	(5.99)	1.18	2.06	1.16
LESS DISTRIBUTIONS PAID:
From net investment income	(0.18)	(0.23)	(0.23)	(0.21)	(0.19)
From net realized gains	(0.61)	(1.52)	(0.83)	(0.58)	(0.20)
Total Distributions Paid	(0.79)	(1.75)	(1.06)	(0.79)	(0.39)
Net Asset Value, End of Year	$10.79	$9.44	$17.18	$17.06	$15.79
Total Return(1)	24.92%	(38.50)%	7.20%	13.57%	7.84%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,947	$1,943	$4,283	$4,617	$10,385
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, before waivers, reimbursements and credits	0.64%	0.64%	0.64%	0.67%	0.73%
Net investment income, net of waivers, reimbursements and credits	1.95%	1.68%	1.35%	1.33%	1.31%
Net investment income, before waivers, reimbursements and credits	1.91%	1.64%	1.31%	1.26%	1.18%
Portfolio Turnover Rate	20.10%	15.88%	43.91%	17.12%	18.74%

(1)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2)	Net investment income for the year ended was calculated using the average shares outstanding method.

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EQUITY PORTFOLIOS

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EQUITY PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

EQUITY PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	63	EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year.

Additional information about the Portfolios and their policies also is available in the Portfolios’ SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolios’ annual and semiannual reports and the SAI are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380 or by sending an e-mail request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Portfolios’ shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolios’ documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northernfunds.com/institutional

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

EQUITY PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	NIF PRO EQTY (4/10)

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

NORTHERN INSTITUTIONAL FUNDS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

CLASS A (BBALX)

CLASS C (BBCCX)

CLASS D (BBADX)

Prospectus dated April 1, 2010

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in the Portfolio involves investment risks, including possible loss of principal.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

3	PORTFOLIO SUMMARY

	3	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

7	BROAD-BASED SECURITIES MARKET INDICES

8	INVESTMENT ADVISER

9	ADVISORY FEES (ASSET ALLOCATION FEES)

10	PORTFOLIO MANAGEMENT

11	OTHER PORTFOLIO SERVICES

12	PURCHASING AND SELLING SHARES

	12	INVESTORS

	12	SHARE CLASSES

	12	PURCHASING SHARES

	12	OPENING AN ACCOUNT

	13	SELLING SHARES

15	ACCOUNT POLICIES AND OTHER INFORMATION

21	DIVIDENDS AND DISTRIBUTIONS

22	TAX CONSIDERATIONS

24	SECURITIES, TECHNIQUES AND RISKS

	24	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	31	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

	38	DISCLAIMERS

39	FINANCIAL HIGHLIGHTS

44	FOR MORE INFORMATION

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO SUMMARY

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation and current income.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class D
Management Fees	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.74%	0.98%	1.13%
Administration Fees	0.10%	0.10%	0.10%
Service Agent Fees	None	0.15%	0.25%
Other Operating Expenses	0.64%	0.73%	0.78%
Acquired Fund Fees and Expenses	0.39%	0.39%	0.39%
Total Annual Portfolio Operating Expenses(1)	1.38%	1.62%	1.77%
Fee Waiver and/or Expense Reimbursement(2)	(0.74)%	(0.74)%	(0.74)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.64%	0.88%	1.03%

(1)

The Total Annual Portfolio Operating Expenses will not correlate to the Portfolio’s ratio of expenses to net assets included in the Portfolio’s Financial Highlights in the Portfolio’s complete Prospectus, which do not reflect indirect expenses.

(2)

Northern Trust Investments, N.A. (“NTI”) has contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Portfolio. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses, which include Acquired Fund Fees and Expenses of 0.39%, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$65	$364	$685	$1,593
Class C	$90	$439	$811	$1,860
Class D	$105	$485	$890	$2,023

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 126.86% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in shares of a combination of underlying mutual funds to which Northern Trust Investments, N.A. (“NTI”), the Portfolio’s investment adviser, or an affiliate acts as investment adviser. The Portfolio also may invest in other unaffiliated mutual funds and exchange-traded funds (“ETFs”) (together, with affiliated underlying funds, the “Underlying Funds”) and other securities and investments not issued by mutual funds.

The Portfolio will be diversified among a number of asset classes, and its allocation will be based on an asset allocation framework developed by Northern Trust’s Investment Policy Committee. The Portfolio intends to invest indirectly, through Underlying Funds, in equity and fixed-income securities of both U.S. and non-U.S. corporate and governmental issuers. The asset classes in which the Portfolio invests include but are not limited to small-, mid- and large-capitalization common stocks; real estate securities; commodity-related securities; securities of foreign issuers, including emerging markets; and fixed-income securities, including high yield securities and money market instruments. The Portfolio also may invest directly in equity and fixed-income securities and money market instruments.

Under normal market conditions, the Portfolio will invest significantly in funds that invest in companies that are located, headquartered, incorporated or otherwise organized outside of the U.S. as represented in either the MSCI EAFE® Index, MSCI Emerging MarketsSM Index or other diversified foreign indices. The Portfolio expects its foreign investments to be

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

allocated among funds that are diversified among various regions, countries, including the U.S. (but in no less than three different countries), industries and capitalization ranges. The Portfolio may invest in funds that invest in equity and debt of issuers in both developed and emerging markets.

Northern Trust’s Investment Policy Committee is responsible for developing tactical asset allocation recommendations with respect to the Portfolio using the asset allocation framework and incorporating various criteria, including, for example, economic factors such as gross domestic product and inflation; fixed-income market factors such as sovereign yields, credit spreads and currency trends; and equity market factors such as domestic and foreign operating earnings and valuation levels. Northern Trust Investments, N.A. monitors the Portfolio daily to ensure it is invested pursuant to the current asset allocation framework. Northern Trust Investments, N.A. reviews the asset allocation framework and recommended allocations at least monthly, or more frequently as needed, to consider adjusting the allocations based on its evolving investment views amid changing market and economic conditions. There is no limit in the number of Underlying Funds in which the Portfolio may invest. The Portfolio is not required to maintain any minimum or maximum investment in any asset class, and the Portfolio may at times invest more than 25% of its assets in one Underlying Fund or asset class.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

PRINCIPAL RISKS

AFFILIATED PERSON RISK is the risk that the Investment Adviser may select investments for the Portfolio based on its own financial interests rather than the Portfolio’s interests.

ASSET ALLOCATION RISK is the risk that the selection by a manager of the Underlying Funds and the allocation of the Portfolio’s assets among the various asset classes and market segments will cause the Portfolio to underperform other funds with similar investment objectives. The Portfolio’s investment in any one Underlying Fund or asset class may exceed 25% of the Portfolio’s total assets, which may cause it to be subject to greater risk than a more diversified fund.

COMMODITY-RELATED SECURITIES RISK is the risk that investing in commodity-related securities investments may subject the Portfolio to greater volatility than investments in other kinds of securities. In addition to overall market movements, commodity-related securities may be adversely impacted by commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Portfolio’s investments and its returns. Changes in the credit rating of a debt security held by the Portfolio could have a similar effect.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments and its returns. Because the Portfolio’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Portfolio’s holdings appreciates.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

EXPENSES RISK is the risk that the Portfolio’s expense structure may result in lower investment returns. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Portfolio’s investments to decline.

HIGH-YIELD RISK is the risk that the Portfolio’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

adversely impact the Portfolio’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

INTEREST RATE/MATURITY RISK is the risk that the value of the Portfolio’s assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term securities.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MARKET RISK is the risk that the value of securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Portfolio exceeded 100%.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgage or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

REAL ESTATE SECURITIES RISK is the risk that investments in real estate investment trusts (REITs) and securities of real estate companies will make the Portfolio more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs and real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

UNDERLYING FUND RISK is the risk that the Portfolio’s investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. There can be no assurance that the Underlying Funds will achieve their respective investment objectives. The Portfolio is subject to the risks of the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s outstanding classes of shares compare to those of a broad-based securities market index.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 10.25% in the second quarter of 2009, and the lowest quarterly return was (8.63)% in the fourth quarter of 2008.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	7/1/93	20.14%	2.14%	1.73%	5.99%
Return after taxes on distributions		19.35%	0.45%	0.29%	4.27%
Return after taxes on distributions and sale of Portfolio shares		13.30%	1.26%	0.87%	4.43%
Class C return before taxes	12/29/95	19.87%	1.89%	1.48%	5.78%
Class D return before taxes	2/20/96	19.71%	1.65%	1.29%	5.61%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%	6.15%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)		28.43%	0.79%	(0.49)%	7.97%
Asset Allocation Blend Index (reflects no deduction for fees, expenses, or taxes)		23.59%	3.16%	2.37%	7.38%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Global Tactical Asset Allocation Portfolio. Peter J. Flood, Senior Vice President of Northern Trust Investments, N.A., has been manager of the Portfolio since April 2008.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

BROAD-BASED SECURITIES MARKET INDICES

THE ASSET ALLOCATION BLEND INDEX consists of 55% Russell 1000 Index, 30% Barclays Capital U.S. Aggregate Index and 15% MSCI EAFE Index and MSCI Emerging Markets Index.

THE BARCLAYS CAPITAL U.S. AGGREGATE INDEX is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed-income securities with remaining maturities of one year and longer.

THE RUSSELL 1000® INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the total market capitalization of the U.S. equity market as of December 31, 2009.

THE RUSSELL 3000® INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market as of December 31, 2009.

THE MSCI EAFE® INDEX (Europe, Australasia, Far East) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the United States and Canada. As of December 31, 2009, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

THE MSCI EMERGING MARKETS INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	7	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INVESTMENT ADVISER

This Prospectus describes an asset allocation portfolio (the “Portfolio”) operating as a fund of funds, which is currently offered by Northern Institutional Funds (the “Trust”).

Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”), a subsidiary of The Northern Trust Company (“TNTC”), serves as the Investment Adviser of the Portfolio. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is a national banking association and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC has for over 100 years administered and managed the assets of individuals and institutions. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2009, Northern Trust Corporation, through its subsidiaries, had assets under custody of $3.7 trillion, and assets under investment management of $627.2 billion.

Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolio and for placing purchase and sale orders for portfolio securities.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

ADVISORY FEES (ASSET ALLOCATION FEES)

As compensation for asset allocation services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Portfolio’s respective average daily net assets). The table also reflects the advisory fee (after fee waivers) paid by the Portfolio for the fiscal year ended November 30, 2009 (expressed as a percentage of the Portfolio’s respective average daily net assets).

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolio reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser voluntarily waived a portion of the advisory fees charged to the Portfolio, as shown in the table below. Starting April 1, 2010, the Investment Adviser has contractually agreed to waive a portion of the advisory fees charged to the Portfolio in the same amount that it previously voluntarily waived. The contractual waiver arrangements are expected to continue until at least April 1, 2011. After this date, the Investment Adviser or the Portfolio may terminate the contractual arrangements.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Portfolio’s Advisory Agreement is available in the Portfolio’s semiannual report to shareholders for the six-month period ending May 31.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2009
GLOBAL TACTICAL ASSET ALLOCATION	0.25%	0.15%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT

The manager for the Portfolio is Peter J. Flood, Senior Vice President of Northern Trust. Mr. Flood has been manager since April 2008. Mr. Flood joined Northern Trust in 1979. Mr. Flood heads Northern Trust Global Investment’s fixed-income strategy group. Previously, he managed fixed-income portfolio and research teams and was senior portfolio manager for various fixed-income products.

Additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Portfolio is available in the Statement of Additional Information (“SAI”).

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for the Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolio. TNTC also performs certain administrative services for the Portfolio pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolio.

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate 0.10% of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized 0.10% of the Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2011 to reimburse an additional portion of the Portfolio’s “Other Operating Expenses” shown in the table on page 3 of the Portfolio Summary so that the Portfolio’s Expenses do not exceed 0.09% of its average daily net assets.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Portfolio. For such services, TNTC receives a percentage of securities lending revenue generated for the Portfolio. In addition, cash collateral received by the Portfolio in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolio and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Portfolio may or may not receive specific notice of such additional services and fees.

Pursuant to an exemptive order issued by the SEC, the Portfolio may invest its uninvested cash in a money market fund advised by one or more of the Investment Adviser or its affiliates. Accordingly, the Portfolio will bear indirectly a proportionate share of that money market fund’s operating expenses. These operating expenses include the advisory, administrative, transfer agency and custody fees that the money market fund pays to the Investment Adviser and/or its affiliates. It is expected that the uninvested cash of the Portfolio will be invested in the Northern Institutional Diversified Assets Portfolio. The aggregate annual rate of advisory, administration, transfer agency and custody fees payable to the Investment Adviser and/or its affiliates on any assets invested in the Northern Institutional Diversified Assets Portfolio is 0.35% of the average daily net asset value of those assets. However, pursuant to the exemptive order, Northern will reimburse the Portfolio for advisory fees otherwise payable by the Portfolio on any assets invested in the Diversified Assets Portfolio.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI or any other Northern Trust affiliate.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	11	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

PURCHASING AND SELLING SHARES

THE TRUST OFFERS A SELECTION OF INVESTMENT PORTFOLIOS TO INSTITUTIONAL INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

The description in the Portfolio Summary may help you decide whether you would like to invest in the Portfolio. Keep in mind, however, that no Portfolio can guarantee it will meet its investment objective, and no Portfolio should be relied upon as a complete investment program. The Trust also offers other investment portfolios, including equity, equity index, fixed-income and money market portfolios, which are described in separate prospectuses.

INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may purchase shares of the Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may purchase shares directly from the Trust. There is no sales charge imposed on purchases of shares. Institutional investors include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts, and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

SHARE CLASSES

The Portfolio currently offers a choice of three classes of shares to meet the special needs of institutional investors (“Institutions”): Class A, Class C and Class D Shares.

CLASS A SHARES are designed for Institutions that can obtain information about their shareholder accounts and do not require the additional services available to other classes.

CLASS C SHARES are designed for Institutions that require the Transfer Agent and a Service Organization (as defined on page 19) to provide certain account-related services incident to Customers being the beneficial owners of shares.

CLASS D SHARES are designed for Institutions that require the Transfer Agent and a Service Organization to provide them and their Customers with certain account-related services and other information.

Each class of shares represents pro rata interests in the Portfolio except that different shareholder service agent and transfer agency fees are payable by each class of shares due to the varying levels of administrative support and transfer agency services provided to the class. In addition, any person entitled to receive compensation for servicing shares of the Portfolio may receive different compensation with respect to one particular class of shares over another in the same Portfolio.

Please note that the fee and expense information shown under “Fees and Expenses” in the Portfolio Summary beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their Customers (as defined above). (For more information, please see “Account Policies and Other Information – Financial Intermediaries” on page 18.)

PURCHASING SHARES

You may purchase shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with the Trust with a minimum initial investment of $5 million in one or more Portfolios. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in a Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

OPENING AN ACCOUNT

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase shares through your account, contact your Northern Trust representative for further information.

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their Customers on behalf of the Portfolio. See “Account Policies and Other Information – Financial Intermediaries” on page 18 for additional information regarding purchases of Portfolio shares through authorized intermediaries.

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase shares directly from the Trust as described above under “Purchasing Shares.”

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

For your convenience, there are a number of ways to invest directly in the Portfolio:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 18.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

■	For overnight delivery, use the following address:

Northern Institutional Funds

801 South Canal Street

Chicago, Illinois 60607

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) shares through their institutional account by contacting their Northern Trust account representative.

THROUGH AN AUTHORIZED INTERMEDIARY. Institutions that purchase shares from an authorized intermediary may sell (redeem) shares by contacting their financial intermediary. See “Account Policies and Other Information – Financial Intermediaries” on page 18 for additional information regarding sales (redemptions) of Portfolio shares through authorized intermediaries.

DIRECTLY THROUGH THE TRUST. Institutions that purchase shares directly from the Trust may redeem their shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person (A signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”) also may be required.)

■	Your account number

■	The name of the Portfolio

■	The number of shares or the dollar amount to be redeemed

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	13	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $5 million in the Portfolio. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues shares and redeems shares at net asset value (“NAV”). The NAV for each share class of the Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of that class. The NAV is calculated on each Business Day as of 3:00 p.m. Central time for each class. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 18.

Investments of the Portfolio for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by the Portfolio if an event occurs after the publication of market values normally used by the Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. This may occur particularly with respect to certain foreign securities held by the Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Portfolio’s NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Portfolio are valued at their amortized cost, which, according to the Investment Adviser, approximates market value.

The Portfolio may hold foreign securities that trade on weekends or other days when the Portfolio does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m. Central time on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Portfolio provided that one of the following occurs:

■	The Transfer Agent receives payment by 3:00 p.m. Central time on the same Business Day;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the next Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Portfolio, provided that payment is made as noted above. If an Institution pays for shares by check, federal funds generally will become available within two Business Days after a purchase order is received.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of the Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolio from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	15	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 18.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Portfolio.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed the next Business Day at that day’s closing share price for the Portfolio.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

■

If you are redeeming recently purchased shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 18.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of the Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum investment applies to exchanges. An exchange is a redemption of shares of one Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Trust discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Trust and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Northern Trust), the Trust (or Northern Trust) will exercise this right if, in the Trust’s (or Northern Trust’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Northern Trust), has been or may be disruptive to the Portfolio. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two “round trips” in the Portfolio during a calendar quarter. A “round trip” is a redemption or exchange out of the Portfolio followed by a purchase or exchange into the Portfolio. The Trust is authorized to permit more than two “round trips” in the Portfolio during a calendar quarter if the Trust determines in its reasonable judgment that the Trust’s excessive trading policies would not be violated. Examples of such transactions include, but are not limited to, trades involving:

■	asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

■	systematic withdrawal plans and automatic exchange plans;

■	reinvestment of dividends, distributions or other payments;

■	a death or post-purchase disability of the beneficial owner of the account;

■	minimum required distributions from retirement accounts;

■	the return of excess contributions in retirement accounts; and

■	redemptions initiated by the Portfolio.

As described below it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in the Portfolio through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Pursuant to the policy adopted by the Board of Trustees, the Trust has developed criteria that it uses to identify trading activity that may be excessive. The Trust reviews on a regular and periodic basis available information relating to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Trust, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Trust detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, the Trust may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Portfolio. The Trust may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Trust will apply the criteria in a manner that, in the Trust’s judgment, will be uniform.

Portfolio shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Portfolio shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Portfolio with a net purchase or redemption request on any given day where the purchases and redemptions of Portfolio shares by the investors are netted against one another. The identities of individual investors whose purchase and redemption orders are aggregated are not known by the Portfolio. While Northern Trust may monitor share turnover at the omnibus account level, the Portfolio’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Portfolio and Northern Trust will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, the Trust may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain of the intermediary’s Customers. Financial intermediaries also may monitor their Customers’ trading activities in the Trust. Certain financial intermediaries may monitor their Customers for excessive trading according to their own excessive trading policies. The Trust may rely on these financial intermediaries’ excessive trading policies in lieu of applying the Trust’s policies. The financial intermediaries’ excessive trading policies may differ from the Trust’s policies, and there is no assurance that the procedures used by financial intermediaries will be able to curtail excessive trading activity in the Trust.

Underlying Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Underlying Funds that invest in issuers located in emerging markets. Securities of emerging market issuers tend to be less liquid than issuers located in developed markets, and Underlying Funds that invest principally in issuers located in emerging markets may therefore be subject to an increased risk of arbitrage.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for shares in the form of securities that are permissible investments for the Portfolio. The Trust

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Portfolio. See the SAI for further information about the terms of these purchases and redemptions.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions in writing, or to address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in STAMP. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the New York Stock Exchange (the “Exchange”) is open for business. For any given calendar year, the Portfolio will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolio reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Portfolio may, for any Business Day, decide to change the time as of which the Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open the Portfolio for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northernfunds.com/institutional.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolio. These authorized intermediaries also may designate other intermediaries to

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

accept such orders, if approved by the Trust. The Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of Class C or D Shares through Servicing Agreements with the Trust (“Service Organizations”). These agreements are permitted under the Trust’s Shareholder Servicing Plan. The level of support services required by an Institution and its Customers generally will determine whether they purchase Class A, C or D Shares.

These support services may include:

■	processing purchase, exchange and redemption requests from investors;

■	placing net purchase and redemption orders with the Transfer Agent;

■	providing necessary personnel and facilities to establish and maintain investor accounts and records; and

■	providing information periodically to investors showing their positions in Portfolio shares.

For their services, Service Organizations may receive fees from the Portfolio at an annual rate of up to 0.15% and 0.25% of the average daily NAV of Class C and Class D Shares, respectively. These fees will be borne exclusively by the beneficial owners of Class C and D Shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, they will increase the cost of an investment in the Portfolio.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust also may sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolio available to their Customers, and may allow the Portfolio greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing shares of the Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in the Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in the Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Portfolio shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolio on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolio, or its duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Portfolio’s holdings, current as of calendar quarter-end, will be available on the Trust’s Web site at northernfunds.com/institutional no earlier than ten (10) calendar days after the end of the period. The Portfolio will also publish its top ten holdings on the Trust’s Web site current as of month-end, no earlier than ten (10) calendar days after the end of the month. The information posted to the Web site is the percentage of the Portfolio’s holdings in the Underlying Funds. This information will remain available on the Web site at least until the Portfolio files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolio may terminate or modify this policy at any time without further notice to shareholders.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF THE PORTFOLIO ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE PORTFOLIO WITHOUT ANY SALES CHARGE.

You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in the same class of shares of another investment portfolio in the Trust at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another portfolio in the Trust, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a portfolio in the Trust in which you maintain an account.

The following table summarizes the general distribution policies for the Portfolio. The Portfolio may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Portfolio to avoid incurring unnecessary tax liabilities or for other reasons.

Portfolio	Dividends, if any, Declared and Paid	Capital Gains, if any, Declared and Paid
GLOBAL TACTICAL ASSET ALLOCATION	Quarterly	Annually

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in the Portfolio. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Portfolio intends to qualify as a regulated investment company for federal tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Portfolio shares. For federal income tax purposes, Portfolio distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Portfolio generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2010. Every year, the Trust will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) for when certain other requirements are met, then all distributions paid by the Portfolio to individual shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. This lower rate for “qualifying dividends” is also currently scheduled to expire after 2010. For taxable years beginning after December 31, 2010, “qualifying dividends” will be taxed at ordinary income rates.

A portion of distributions paid by the Portfolio to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Portfolio’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

Distributions from the Portfolio will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy shares of the Portfolio shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

SALES AND EXCHANGES. The sale, exchange, or redemption of Portfolio shares is a taxable event on which a gain or loss may be recognized. For federal income tax purposes, an exchange of shares of one Portfolio for shares of another investment portfolio in the Trust is considered the same as a sale. The amount of gain or loss is based on the difference between your tax basis in the Portfolio shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Portfolio shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Portfolio within a period of 61 days beginning 30 days before and ending 30 days

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

FOREIGN TAXES. The Underlying Funds may be subject to foreign withholding or foreign taxes on income or gain from certain foreign securities. In general, these foreign taxes will reduce the taxable income of the Portfolio, but will not be passed through to you as potential foreign tax credits.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. Nonresident aliens, foreign corporations and other foreign investors in the Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, in the case of distributions attributable to the Portfolio’s taxable years ending on or before November 30, 2010, net short-term capital gains, of the Portfolio. The exemption may not apply, however, if the investment in the Portfolio is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from companies whose securities are held by the Portfolio or an Underlying Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Portfolio’s taxable years ending on or before November 30, 2010, Portfolio distributions attributable to and properly designated by the Portfolio as U.S.-source interest income of the Portfolio will be exempt from U.S. federal income tax for foreign investors, but such investors may need to file a federal income tax return to obtain a refund of any withholding taxes.

For the Portfolio’s taxable years beginning after November 30, 2010, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Portfolio shares unless the investment in the Portfolio is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

STATE AND LOCAL TAXES. You also may be subject to state and local taxes on income and gain attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Portfolio could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolio. More tax information relating to the Portfolio is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of the Portfolio’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in the Portfolio.

This section takes a closer look at some of the Portfolio’s principal investment strategies and related risks.

INVESTMENT OBJECTIVE. The investment objective of the Portfolio may not be changed without shareholder approval.

INVESTING IN THE UNDERLYING FUNDS. The Portfolio’s investments are primarily concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds. The value of the Underlying Funds’ investments, and the NAVs of the shares of both the Portfolio and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

INVESTMENTS OF THE UNDERLYING FUNDS. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. The Portfolio may invest in various Underlying Funds that seek to track certain equity and fixed-income indices. Investments in index funds will subject the Portfolio to tracking risk, which is the risk that the index funds’ performance will not track the performance of its respective index. The Portfolio also may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Portfolio also may invest in Underlying Funds that invest in mid- and small-capitalization stocks, which may be riskier than investing in larger, more established companies. The Portfolio’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed-income securities held by the Portfolio to decline in value. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. The Underlying Funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio later than expected). The Portfolio may invest in Underlying Funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. Underlying Funds may also invest in real estate securities, commodity-related securities and money market investments. The risks of the Underlying Funds’ investments and the Portfolio to the extent the Portfolio invested in those investments directly are discussed in more detail below.

AFFILIATED PERSON RISK. In managing the Portfolio, NTI will have the authority to select and substitute Underlying Funds and NTI and its affiliates are also responsible for managing certain of the Underlying Funds. NTI is subject to a conflict of interest in allocating Portfolio assets among the various Underlying Funds because the fees payable to it and/or its affiliates by some affiliated Underlying Funds may be higher than the fees payable by other Underlying Funds. The trustees and officers of the affiliated Underlying Funds also may have conflicting interests in fulfilling their fiduciary duties to both the Portfolio and the affiliated Underlying Funds.

ASSET ALLOCATION RISK is the risk that the selection by the Portfolio Manager of the Underlying Funds and the allocation of the Portfolio’s assets among the various asset classes and market segments as defined by Northern Trust’s Investment Policy Committee will cause the Portfolio to underperform other funds with a similar investment objective. The Portfolio’s investment in any one Underlying Fund or asset class may exceed 25% of the Portfolio’s total assets.

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Examples of asset-backed securities also include collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust typically collateralized by a pool that is backed by a diversified pool of high risk, below-investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans; senior unsecured loans; and other subordinate corporate loans, including loans that may be rated below-investment-grade or equivalent unrated loans.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower-yielding securities. The loss of higher-yielding securities and the reinvestment at lower interest rates can reduce the Portfolio’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Portfolio or an Underlying Fund could lose money if the issuer defaults. CBOs and CLOs are generally offered in tranches that vary in risk and yield. Both CBOs and CLOs can experience substantial losses due to actual defaults of the underlying collateral, increased sensitivity to defaults due to collateral default and disappearance of junior tranches that protect the more senior tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolio or an Underlying Fund may suffer greater levels of default than were historically experienced.

In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Recently, delinquencies, defaults and losses on residential mortgage loans have increased substantially and may continue to increase, which may affect the performance of the mortgage-backed securities in which the Portfolio or an Underlying Fund invest. The recent and unprecedented disruption in the residential mortgage-backed securities market (and in particular, the “subprime” residential mortgage market), the broader mortgage-backed securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward, and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. These conditions have prompted a number of financial institutions to seek additional capital, to merge with other institutions and, in some cases, to fail. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-backed securities held by the Portfolio. Additionally, a lack of credit availability, higher mortgage rates and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans. These economic conditions also may adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-backed securities (including the mortgage-backed securities in which the Portfolio or an Underlying Fund may invest) would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-backed securities are performing as anticipated, the value of such securities in the secondary market may nevertheless fall or continue to fall as a result of deterioration in

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

general market conditions for such mortgage-backed securities or other asset-backed or structured products. Trading activity associated with market indices also may drive spreads on those indices wider than spreads on mortgage-backed securities, thereby resulting in a decrease in value of such mortgage-backed securities, including the mortgage-backed securities owned by the Portfolio.

COMMODITY-LINKED SECURITIES. The Underlying Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing Underlying Funds, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors.

SPECIAL RISKS. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Underlying Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Underlying Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

DERIVATIVES. The Underlying Funds may purchase certain “derivative” instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including CMOs and other types of asset-backed securities, “stripped” securities and various floating rate instruments, including leveraged “inverse floaters”). The Portfolio is also permitted to invest in derivatives but does not currently intend to do so.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that an Underlying Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Portfolio or an Underlying Fund may suffer a loss whether or not the analysis of the investment advisers is accurate.

In order to secure its obligations in connection with derivative contracts or special transactions, the Portfolio or an Underlying Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Portfolio or an Underlying Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Portfolio or an Underlying Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

EQUITY SECURITIES. “Equity securities” include common stocks, preferred stocks, investment companies including exchange-traded funds (“ETFs”), interests in real estate investment trusts (“REITs”), convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

(“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the investment advisers in evaluating the creditworthiness of issuers and making investment decisions for the Portfolio. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Underlying Funds’ investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by an Underlying Fund are usually valued in U.S. dollars. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates or, in the case of hedged positions, because the U.S. dollar declines in value relative to the currency hedged. Currency exchange rates may fluctuate significantly over short periods of time causing an Underlying Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that an Underlying Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The net currency positions of the Underlying Funds may expose them to risks independent of their securities positions.

The Portfolio or an Underlying Fund’s assets may be concentrated in countries located in the same geographic region. This concentration will subject the Portfolio to risks associated with that particular region, such as general and local economic, political and social conditions. An Underlying Fund may invest more than 25% of its total assets in the securities of issuers located in a single country, and such an investment will subject the Portfolio to increased foreign securities risk with respect to the particular country.

On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries.

The European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Portfolio to value its portfolio securities and could cause the Portfolio to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities an Underlying Fund has delivered or an Underlying Fund’s inability to complete its contractual obligations. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Portfolio, the Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to an Underlying Fund.

Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Portfolio in connection with the security.

Unanticipated political, economic or social developments may affect the value of the Underlying Funds’ investments in emerging market countries and the availability to the Underlying Funds of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Underlying Funds’ investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

From time to time, certain of the companies in which the Underlying Funds may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Portfolio and Underlying Fund will be indirectly subject to those risks.

Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Portfolio returns.

The creditworthiness of firms used by an Underlying Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, an Underlying Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

An Underlying Fund’s ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of an Underlying Fund’s currency exposure in these countries may not be covered.

The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging markets.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

■	BBB or higher by S&P;

■	Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”);

■	BBB or higher by Fitch Ratings (“Fitch”); or

■	BBB or higher by Dominion Bond Rating Service Limited (“Dominion”).

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a Nationally Recognized Statistical Rating Organization (“NRSRO”), even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the investment adviser to the Underlying Fund determines that the security is comparable in quality to a security that has been rated investment grade.

SPECIAL RISKS. Although securities rated BBB by S&P, Dominion or Fitch, or Baa3 by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Underlying Fund and may be in default. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of principal.

MARKET RISK is the risk that the value of the securities in which the Portfolio or an Underlying Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Portfolio or an Underlying Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Portfolio may increase or decrease. You could lose money over short periods due to fluctuation in the Portfolio’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

MATURITY RISK. Certain of the Underlying Funds will maintain the dollar-weighted average maturity of their portfolios within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Underlying Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

NON-INVESTMENT GRADE SECURITIES. Certain of the Underlying Funds invest in non-investment grade securities. Non-investment grade fixed-income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

Moody’s (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the investment adviser to an Underlying Fund.

SPECIAL RISKS. Non-investment grade fixed-income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation will be uncertain. An Underlying Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and an Underlying Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of such securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on an investment adviser’s credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. Certain of the investment advisers to the Underlying Funds may not consider portfolio turnover rate a limiting factor in making investment decisions for certain Underlying Funds. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce both an Underlying Fund’s return and the Portfolio’s return. It also may result in higher short-term capital gains that are taxable to shareholders. See “Financial Highlights” for the Portfolio’s historical portfolio turnover rates.

REAL ESTATE INVESTMENT TRUSTS AND REAL ESTATE SECURITIES RISK. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Certain Underlying Funds may invest in REITs.

SPECIAL RISKS. There is the risk that the Portfolio’s investments will be affected by factors affecting the value of real estate and earnings of companies engaged in real estate activities. These factors include without limitation: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that the Portfolio concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.

The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT’s manager. REITs also are subject to risks generally associated with investments in real estate. These risks include: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; tenant bankruptcies and other credit problems; and changes in interest rates. An Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and more abrupt or erratic price movements than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth or earnings prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for small capitalization investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

As a result, their performance can be more volatile and they may face a greater risk of business failure, which could increase the volatility of the Portfolio’s investments.

Securities of small companies may lack sufficient market liquidity to enable the Portfolio or an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

TRACKING RISK. Certain of the Underlying Funds seek to track the performance of their respective benchmark indices.

SPECIAL RISKS. Underlying Funds that track indices are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Tracking variance may prevent an Underlying Fund from achieving its investment objective.

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser and Underlying Funds may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio and Underlying Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio or Underlying Fund subject to the Portfolio’s or Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of the value of its total assets (including the amount borrowed). The Portfolio may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio or an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Portfolio’s or Underlying Funds’ outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Portfolio or an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Portfolio or an Underlying Fund will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio or an Underlying Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

SPECIAL RISKS. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, an Underlying Fund may be forced to convert a security before it would

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

otherwise choose, which may have an adverse effect on the Underlying Fund’s return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.

SPECIAL RISKS. Like other stripped securities (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Certain Underlying Funds may invest in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

SPECIAL RISKS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, an Underlying Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, an Underlying Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Certain Underlying Funds may invest in exchange rate-related securities. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

SPECIAL RISKS. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Certain of the Underlying Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. They also may enter into such contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment advisers, and no Underlying Fund is required to hedge its foreign currency positions.

SPECIAL RISKS. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of an Underlying Fund’s foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by an Underlying Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate an Underlying Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When an Underlying Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When an Underlying Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.

Certain of the Underlying Funds may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes, to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, to invest cash balances or dividends or to minimize trading costs.

The Trust, on behalf of the Portfolio, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and, therefore, is not

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

subject to registration or regulation as a pool operator under that Act with respect to the Portfolio.

SPECIAL RISKS. Futures contracts and options present the following risks: imperfect correlation between the change in market value of an Underlying Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Portfolio and each Underlying Fund may invest up to 15% (10%, and 5% after May 28, 2010, if a money market Underlying Fund) of its net assets in securities that are illiquid. The Portfolio and each Underlying Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser to the Portfolio and the investment advisers to the Underlying Funds determine, under guidelines approved by the respective Boards, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Portfolio or Underlying Fund. The practice of investing in Rule 144A Securities could increase the level of the Portfolio’s or Underlying Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Portfolio or the Underlying Funds that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INITIAL PUBLIC OFFERINGS (“IPO”). An IPO is a company’s first offering of stock to the public. Certain of the Underlying Funds may invest in IPOs.

SPECIAL RISKS. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, the Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of an Underlying Fund and may lead to increased expenses to the Underling Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Underlying Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires an Underlying Fund to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Underlying Fund for a set time period.

Certain of the Underlying Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the investment adviser.

SPECIAL RISKS. IFAs are not insured by a government agency—they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate an Underlying Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets) or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Certain of the Underlying Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

SPECIAL RISKS. The use of swaps and interest rate floors, caps and collars is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, an Underlying Fund may not be able to terminate its obligations when desired. In addition, if an Underlying Fund is obligated to pay the return under the terms of a total rate of return swap, Underlying Fund losses due to unanticipated market movements potentially are unlimited. An Underlying Fund also may suffer a loss if the other party to a transaction defaults. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the future (generally within 30 days). The Underlying Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.

SPECIAL RISKS. Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, certain Underlying Funds may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the future at an agreed upon price prior to the expiration date of the option.

Certain Underlying Funds may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. An Underlying Fund may “cover” a call option by owning the security underlying the option or through other

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

means. Put options written by an Underlying Fund are “secured” if the Underlying Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.

SPECIAL RISKS. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Certain Underlying Funds will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the investment adviser to the Underlying Funds. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners.

SPECIAL RISKS. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by an Underlying Fund or the Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

Each Underlying Fund and the Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to the Underlying Funds or the Portfolio. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after an Underlying Fund or the Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, an Underlying Fund or the Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Underlying Fund’s or the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, an Underlying Fund or the Portfolio could suffer additional losses if a court determines that the Underlying Fund’s or the Portfolio’s interest in the collateral is unenforceable by the Underlying Fund or the Portfolio.

The Portfolio intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, an Underlying Fund or the Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Underlying Fund or the Portfolio, including minimizing the value of any collateral.

SECURITIES LENDING. In order to generate additional income, the Portfolio may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Portfolio will receive collateral equal to at least 100% of the value of the securities loaned.

INVESTMENT STRATEGY. Securities lending may represent no more than one-third of the value of the Portfolio’s total assets (including the loan collateral). Any cash collateral received by the Portfolio in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding the Portfolio’s investments in particular types of securities.

SPECIAL RISKS. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, the Portfolio could experience delays in recovering its securities and possibly may incur a capital loss. The Portfolio will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of the Portfolio’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Portfolio’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Portfolio’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Portfolio, and the

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

equivalent amount paid to the Portfolio by the borrower of the securities will not be deemed to be a qualifying dividend.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short. Certain Underlying Funds may make short sales against-the-box.

SPECIAL RISKS. If an Underlying Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Underlying Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.

STRIPPED SECURITIES. Certain of the Underlying Funds may invest in stripped securities, including securities registered in the STRIPS program, as described below. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by an Underlying Fund and adversely affect an Underlying Fund’s total return.

STRUCTURED SECURITIES. Structured securities present additional risk that the interest paid to the Portfolio or an Underlying Fund on a structured security will be less than expected. The value of structured securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.

SPECIAL RISKS. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, an Underlying Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TEMPORARY INVESTMENTS. The Portfolio temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits) and repurchase agreements with maturities of 13 months or less. The Portfolio also may make temporary investments in longer-term debt obligations and preferred stocks.

INVESTMENT STRATEGY. The Portfolio temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Portfolio also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit the Portfolio’s losses in response to adverse market, economic or other conditions when the Investment Adviser believes that it is in the best interest of the Portfolio to pursue

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

such a defensive strategy. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

SPECIAL RISKS. The Portfolio may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. The Portfolio also may miss investment opportunities and have a lower total return during these periods.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

Certain of the Underlying Funds may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities, or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent an Underlying Fund invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is the possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where an Underlying Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.

Certain of the Underlying Funds may invest in variable and floating rate instruments to the extent consistent with their investment objectives and strategies.

SPECIAL RISKS. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when an Underlying Fund is not entitled to exercise its demand rights. As a result, an Underlying Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time. Certain Underlying Funds may invest in warrants and similar rights. They also may purchase bonds that are issued in tandem with warrants.

SPECIAL RISKS. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Certain of the Underlying Funds may purchase or sell securities on a when-issued, delayed-delivery or forward commitment basis. Although an Underlying Fund generally would purchase securities in these transactions with the intention of acquiring the securities, it may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered.

These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.

Certain Underlying Funds may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. An Underlying Fund’s investment in zero coupon, pay-in-kind and capital appreciation bonds may require the Underlying Fund to sell some of its securities to generate sufficient cash to satisfy certain income distribution requirements.

Additionally, the Portfolio and the Underlying Funds in which it invests may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Portfolio’s and the Underlying Funds’ investment objectives and strategies. You should carefully consider the risks discussed in these sections before investing in the Portfolio.

The Portfolio and the Underlying Funds in which it invests may invest in other securities and are subject to further restrictions and risks that are described in the SAI. Additional information about the Portfolio, its investments and related risks can also be found in “Investment Objective and Strategies” in the SAI.

DISCLAIMERS

The Portfolio is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI EAFE Index, MSCI Emerging Markets Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or by any entity from the use of the MSCI EAFE Index, the MSCI Emerging Markets Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties or merchantability or fitness for a particular purpose for use with respect to the MSCI EAFE Index, the MSCI Emerging Markets Index or any data included therein. The SAI contains a more detailed description of the limited relationship MSCI has with Northern Trust and the Portfolio.

The Portfolio is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 1000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by the Portfolio, owners of the Portfolio, any person or by any entity from the use of the Russell 1000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose with respect to the Russell 1000 Index or any data included therein.

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GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PORTFOLIO’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS

On April 1, 2008, the Portfolio changed its investment strategy from a traditional balanced fund to an asset allocation fund operating as a fund of funds. The performance shown prior to that date represents performance of the Portfolio’s prior balanced fund strategy.

Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request and without charge.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	39	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)	CLASS A
Selected per share data	2009(3)		2008(3)		2007(3)	2006	2005
Net Asset Value, Beginning of Year	$7.81		$12.56		$12.61	$12.63	$12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41		0.22		0.30	0.28	0.23
Net realized and unrealized gains (losses)	1.34		(2.74)		0.42	0.52	0.62
Total from Investment Operations	1.75		(2.52)		0.72	0.80	0.85
LESS DISTRIBUTIONS PAID:
From net investment income	(0.23)		(0.22)		(0.34)	(0.27)	(0.23)
From net realized gains	—		(2.01)		(0.43)	(0.55)	(0.10)
Total Distributions Paid	(0.23)		(2.23)		(0.77)	(0.82)	(0.33)
Net Asset Value, End of Year	$9.33		$7.81		$12.56	$12.61	$12.63
Total Return(2)	22.77%		(23.97)%		5.88%	6.74%	7.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$20,708		$17,426		$61,967	$125,172	$130,166
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.24	%(4)	0.37	%(4)(5)	0.61%	0.61%	0.61%
Expenses, before waivers, reimbursements and credits	0.99	%(4)	0.77	%(4)(5)	0.82%	0.79%	0.78%
Net investment income, net of waivers, reimbursements and credits	4.88%		2.25%		2.38%	2.23%	1.90%
Net investment income, before waivers, reimbursements and credits	4.13%		1.85%		2.17%	2.05%	1.73%
Portfolio Turnover Rate	126.86%		398.83%		147.04%	200.30%	119.58%

(1)	Formerly known as the Balanced Portfolio.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.

(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	40	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)	CLASS C
Selected per share data	2009(3)		2008(3)		2007(3)	2006	2005
Net Asset Value, Beginning of Year	$7.81		$12.56		$12.61	$12.63	$12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.39		0.19		0.27	0.25	0.21
Net realized and unrealized gains (losses)	1.33		(2.73)		0.42	0.52	0.61
Total from Investment Operations	1.72		(2.54)		0.69	0.77	0.82
LESS DISTRIBUTIONS PAID:
From net investment income	(0.21)		(0.20)		(0.31)	(0.24)	(0.20)
From net realized gains	—		(2.01)		(0.43)	(0.55)	(0.10)
Total Distributions Paid	(0.21)		(2.21)		(0.74)	(0.79)	(0.30)
Net Asset Value, End of Year	$9.32		$7.81		$12.56	$12.61	$12.63
Total Return(2)	22.33%		(24.14)%		5.63%	6.57%	6.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,841		$3,287		$5,023	$4,306	$4,518
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.48	%(4)	0.61	%(4)(5)	0.85%	0.85%	0.85%
Expenses, before waivers, reimbursements and credits	1.23	%(4)	1.01	%(4)(5)	1.06%	1.03%	1.02%
Net investment income, net of waivers, reimbursements and credits	4.64%		2.01%		2.14%	1.99%	1.66%
Net investment income, before waivers, reimbursements and credits	3.89%		1.61%		1.93%	1.81%	1.49%
Portfolio Turnover Rate	126.86%		398.83%		147.04%	200.30%	119.58%

(1)	Formerly known as the Balanced Portfolio.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.

(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	41	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO(1)	CLASS D
Selected per share data	2009(3)		2008(3)		2007(3)	2006	2005
Net Asset Value, Beginning of Year	$7.71		$12.47		$12.52	$12.54	$12.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.38		0.18		0.25	0.23	0.20
Net realized and unrealized gains (losses)	1.31		(2.75)		0.41	0.53	0.59
Total from Investment Operations	1.69		(2.57)		0.66	0.76	0.79
LESS DISTRIBUTIONS PAID:
From net investment income	(0.20)		(0.18)		(0.28)	(0.23)	(0.18)
From net realized gains	—		(2.01)		(0.43)	(0.55)	(0.10)
Total Distributions Paid	(0.20)		(2.19)		(0.71)	(0.78)	(0.28)
Net Asset Value, End of Year	$9.20		$7.71		$12.47	$12.52	$12.54
Total Return(2)	22.20%		(24.58)%		5.47%	6.38%	6.65%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$47		$45		$109	$254	$254
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.63	%(4)	0.76	%(4)(5)	1.00%	1.00%	1.00%
Expenses, before waivers, reimbursements and credits	1.38	%(4)	1.16	%(4)(5)	1.21%	1.18%	1.17%
Net investment income, net of waivers, reimbursements and credits	4.49%		1.86%		1.99%	1.84%	1.51%
Net investment income, before waivers, reimbursements and credits	3.74%		1.46%		1.78%	1.66%	1.34%
Portfolio Turnover Rate	126.86%		398.83%		147.04%	200.30%	119.58%

(1)	Formerly known as the Balanced Portfolio.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Net investment income for the year ended was calculated using the average shares outstanding method.

(4)	Expense ratios reflect only the direct expenses of the Portfolio and not any expenses associated with the underlying funds.

(5)	Expense ratios decreased from prior year due to the Portfolio changing its investment strategy to an asset allocation fund.

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	42	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	43	GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Additional information about the Portfolio and its policies also is available in the Portfolio’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolio’s annual and semiannual reports and the SAI are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380 or by sending an e-mail request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which Portfolio shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolio’s documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northernfunds.com/institutional

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

GLOBAL TACTICAL ASSET ALLOCATION PORTFOLIO	44	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	NIF PRO GTAA (4/10)

PRIME OBLIGATIONS PORTFOLIO

NORTHERN INSTITUTIONAL FUNDS

PRIME OBLIGATIONS PORTFOLIO

SHARES (NPAXX)

SERVICE SHARES (NPCXX)

PREMIER SHARES

Prospectus dated April 1, 2010

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or Northern Trust. An investment in the Portfolio involves investment risks, including possible loss of principal.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

3	PORTFOLIO SUMMARY

	3	PRIME OBLIGATIONS PORTFOLIO

6	INVESTMENT ADVISER

7	ADVISORY FEES

8	OTHER PORTFOLIO SERVICES

9	PURCHASING AND SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

	9	INVESTORS

	9	SHARE CLASSES

	9	PURCHASING SHARES, SERVICE SHARES AND PREMIER SHARES

	9	OPENING AN ACCOUNT

	10	SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

12	ACCOUNT POLICIES AND OTHER INFORMATION

17	DISTRIBUTIONS AND TAX CONSIDERATIONS

18	SECURITIES, TECHNIQUES AND RISKS

	18	ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

	24	ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

26	FINANCIAL HIGHLIGHTS

28	FOR MORE INFORMATION

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO SUMMARY

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Shares		Service Shares		Premier Shares
Management Fees	0.15%		0.15%		0.15%
Distribution (12b-1) Fees	None		None		None
Other Expenses	0.13%		0.39%		0.65%
Administration Fees	0.10%		0.10%		0.10%
Service Agent Fees	None		0.25%		0.50%
Other Operating Expenses	0.03%	(1)	0.04%	(1)	0.05%	(1)
Total Annual Portfolio Operating Expenses	0.28%		0.54%		0.80%
Fee Waiver and/or Expense Reimbursement(2)	(0.13)%		(0.13)%		(0.13)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.15%		0.41%		0.67%

(1)	“Other Expenses” shown in the table above have been restated to reflect current Portfolio fees.

(2)

Northern Trust Investments, N.A. (“NTI”) has contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Portfolio. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2011. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares	$15	$77	$144	$343
Service Shares	$42	$160	$289	$665
Premier Shares	$68	$242	$431	$978

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its objective by investing in a broad range of high-quality, U.S. dollar-denominated government, bank and commercial obligations that are available in the money markets, including:

■	Obligations of U.S. banks (including obligations of foreign branches of such banks);

■	Obligations of foreign commercial banks;

■	Commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

■	Corporate bonds, notes, paper and other instruments;

■	Asset-backed securities, asset-backed commercial paper and structured notes;

■	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;

■	Securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

■	Repurchase agreements relating to the above instruments; and

■	Municipal securities issued or guaranteed by state or local governmental bodies.

The Securities and Exchange Commission imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio’s investments. Accordingly, the Portfolio’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Investment Adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Portfolio.

During extraordinary market conditions and interest rate environments, some portion of the Portfolio’s total net assets

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

may be uninvested. In such cases, a portion of the Portfolio’s assets may be held in cash in the Portfolio’s custody account. Cash assets are not income-generating and therefore would impact the Portfolio’s current yield. During this time, the Portfolio may not achieve its investment objective.

PRINCIPAL RISKS

STABLE NAV RISK is the risk that the Portfolio will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be higher.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Portfolio’s investments and its yield. Changes in the credit rating of a debt security held by the Portfolio could have a similar effect.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Portfolio’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio.

INCOME RISK is the risk that falling interest rates will cause the Portfolio’s income to decline. Income risk is generally higher for short-term debt securities.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgage or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards or other factors.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Portfolio’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Portfolio’s NAV. In some cases it is possible that the Portfolio may suffer a total loss on its investment in a structured security.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or Northern Trust Investments, N.A. and The Northern Trust Company. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Shares from year to year. There are no Premier Shares currently outstanding for the Portfolio.

The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (SHARES)*

*For the periods shown in the bar chart above, the highest quarterly return was 1.31% in the third quarter of 2007, and the lowest quarterly return was 0.00% in the fourth quarter of 2009.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	Inception Date	1-Year	5-Year	Since Inception
Shares	8/21/03	0.39%	3.16%	2.73%
Service Shares	9/2/03	0.17%	2.90%	2.48%

The 7-day yield for Shares of the Portfolio as of December 31, 2009: 0.14%. The 7-day yield for Service Shares of the Portfolio as of December 31, 2009: 0.01%. For the current 7-day yield call 800-637-1380 or visit www.northernfunds.com/institutional.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) with a minimum initial investment of $20 million in the Portfolio or one or more of the Trust’s other portfolios, which are offered through separate prospectuses. Premier Shares are not currently offered. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange Portfolio shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase Portfolio shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT ADVISER

This Prospectus describes one money market portfolio (the “Portfolio”) currently offered by Northern Institutional Funds (the “Trust”).

Northern Trust Investments, N.A. (“NTI” or the “Investment Adviser”), a subsidiary of The Northern Trust Company (“TNTC”), serves as the Investment Adviser of the Portfolio. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as “Northern Trust.”

NTI is a national banking association and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC has for over 100 years administered and managed the assets of individuals and institutions. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of December 31, 2009, Northern Trust Corporation, through its subsidiaries, had assets under custody of $3.7 trillion, and assets under investment management of $627.2 billion.

Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust’s Board of Trustees, is responsible for making investment decisions for the Portfolio and for placing purchase and sale orders for portfolio securities.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

ADVISORY FEES

As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at the annual rate set forth in the table below (expressed as a percentage of the Portfolio’s average daily net assets). The table also reflects the advisory fee (after fee waivers) paid by the Portfolio for the fiscal year ended November 30, 2009 (expressed as a percentage of the Portfolio’s respective average daily net assets).

The difference, if any, between the contractual advisory fees and the actual advisory fees paid by the Portfolio reflects the fact that the Investment Adviser did not charge the full amount of the advisory fees to which it was entitled. The Investment Adviser voluntarily waived a portion of the advisory fees charged to the Portfolio, as shown in the table below. Starting April 1, 2010, the Investment Adviser has contractually agreed to waive a portion of the advisory fees charged to the Portfolio in the same amount that it previously voluntarily waived. The contractual waiver arrangement is expected to continue until at least April 1, 2011. After this date, the Investment Adviser or the Portfolio may terminate the contractual arrangement.

In order to avoid a negative yield, NTI, as Investment Adviser, may reimburse expenses or waive additional advisory fees of the Portfolio. Any such expense reimbursement or waiver would be voluntary and could be implemented or discontinued at any time. There is no guarantee that the Portfolio will be able to avoid a negative yield.

A discussion regarding the Board of Trustees’ basis for its most recent approval of the Portfolio’s Advisory Agreement is available in the Portfolio’s semiannual report to shareholders for the six-month period ending May 31.

Portfolio	Contractual Rate	Advisory Fee Paid for Fiscal Year Ended 11/30/2009
PRIME OBLIGATIONS PORTFOLIO	0.15%	0.10%

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	7	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

OTHER PORTFOLIO SERVICES

TNTC serves as Transfer Agent and Custodian for the Portfolio. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI serves as Administrator for the Portfolio. TNTC also performs certain administrative services for the Portfolio pursuant to a sub-administration agreement with NTI. NTI pays TNTC for its sub-administration services out of its administration fees and TNTC’s fees do not represent additional expenses to the Portfolio.

TNTC is entitled to transfer agency fees, calculated daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares class of the Portfolio; (b) 0.01% of the average daily NAV of the outstanding Services Shares class of the Portfolio; and (c) 0.02% of the average daily NAV of the outstanding Premier Shares class of the Portfolio.

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10% of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Trust’s Board of Trustees without shareholder approval, NTI, as Administrator, has agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.10% of the Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2011 to reimburse an additional portion of the Portfolio’s “Other Operating Expenses” shown in the table on page 3 of the Portfolio Summary so that the Portfolio’s Expenses do not exceed 0.05% of its average daily net assets.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Portfolio and receive compensation for such services if consistent with the Investment Company Act of 1940, as amended (“1940 Act”) and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in the Portfolio may or may not receive specific notice of such additional services and fees.

Shares of the Trust are distributed by Northern Funds Distributors, LLC (“NFD”), Three Canal Plaza, Suite 100, Portland, Maine, 04101. NFD is not affiliated with TNTC, NTI or any other Northern Trust affiliate.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

PURCHASING AND SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

THE TRUST OFFERS THE PORTFOLIO TO INSTITUTIONAL INVESTORS.

The descriptions in the Portfolio Summary may help you determine whether the Portfolio fits your investment needs. Keep in mind, however, that no guarantee can be made that the Portfolio will meet its investment objective and the Portfolio should not be relied upon as a complete investment program. The Trust also offers other investment portfolios, including additional money market portfolios and fixed-income, asset allocation, equity and equity index portfolios, which are described in separate prospectuses.

INVESTORS

Institutional investors, acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may invest in the Shares, Service Shares and Premier Shares of the Portfolio through their institutional accounts at Northern Trust or an affiliate. They also may establish accounts directly with the Trust.

There is no sales charge imposed on investments. Institutional investors (“Institutions”) include:

■	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

■	Corporations, partnerships, business trusts and other institutions and organizations; and

■	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust.

SHARE CLASSES

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Premier Shares are not currently offered to investors.*

■	Shares do not provide for payments by the Portfolio to Institutions for administrative support or shareholder liaison services.

■	Service Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support services to Customers.

■	Premier Shares are designed for Institutions that agree with the Portfolio to provide (or arrange for the provision of) administrative support and shareholder liaison services to Customers.

Shares of each class bear their pro rata portion of all operating expenses paid by the Portfolio, except amounts payable under the Service Plan that has been adopted for the Portfolio’s Service Shares and Premier Shares and transfer agency fees. The Service Plan provides for payments at an annual rate of up to 0.25% and 0.50% of the average daily NAV of Service Shares and Premier Shares, respectively. Because of these class-specific expenses, the performance of Shares of the Portfolio is expected to be higher than the performance of both Service Shares and Premier Shares of the Portfolio and the performance of the Portfolio’s Service Shares is expected to be higher than the performance of the Portfolio’s Premier Shares.

Please note that the fee and expense information shown under “Fees and Expenses” in the Portfolio Summary beginning on page 3 does not reflect any charges that may be imposed by TNTC, its affiliates, correspondent banks and other institutions on their Customers (as defined above). (For more information, please see “Account Policies and Other Information—Financial Intermediaries” on page 14.)

PURCHASING SHARES, SERVICE SHARES AND PREMIER SHARES

You may purchase Shares, Service Shares and Premier Shares of the Portfolio through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with the Trust with a minimum initial investment of $20 million. There is no minimum for subsequent investments. Northern Trust personal financial services client assets to be invested in the Portfolio must be in a custody and/or investment management account(s) on Northern Trust’s trust/custody account platform.

OPENING AN ACCOUNT

THROUGH AN INSTITUTIONAL ACCOUNT. If you are opening an institutional account at Northern Trust, a Northern Trust representative can assist you with all phases of your investment. To purchase Shares, Service Shares or Premier Shares through your account, contact your Northern Trust representative for further information.

THROUGH AN AUTHORIZED INTERMEDIARY. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase orders from their Customers on behalf of the Portfolio. See “Account Policies and Other Information—Financial Intermediaries” on page 14 for additional information regarding purchases of Shares, Service Shares and Premier Shares through authorized intermediaries.

*	Premier Shares of the Portfolio were initially issued on November 18, 2005 and were redeemed as of November 21, 2008.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	9	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

DIRECTLY FROM THE TRUST. An Institution may open a shareholder account and purchase Shares, Service Shares and Premier Shares directly from the Trust as described above under “Purchasing Shares, Service Shares and Premier Shares.”

For your convenience, there are a number of ways to invest directly in the Portfolio:

BY MAIL

■	Read this Prospectus carefully.

■	Complete and sign the New Account Application.

■	Include a Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable).

■	Enclose a check or Federal Reserve draft payable to Northern Institutional Funds.

■	Mail your check, Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable) and completed New Account Application to:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

■	Additional documentation may be required to fulfill the requirements of the “Customer Identification Program” described on page 14.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash and third party checks are not acceptable.

■	For overnight delivery, use the following address:

Northern Institutional Funds

801 South Canal Street

Chicago, Illinois 60607

BY TELEPHONE

■	Read this Prospectus carefully.

■	Call the Northern Institutional Funds Center at 800-637-1380.

TO OPEN A NEW ACCOUNT PLEASE PROVIDE:

■	The name of the Portfolio in which you would like to invest

■	The number of Shares, Service Shares or Premier Shares or dollar amount to be invested

■	The method of payment

TO ADD TO AN EXISTING ACCOUNT, PLEASE PROVIDE:

■	The Institution’s name

■	Your account number

BY WIRE OR AUTOMATED CLEARING HOUSE (“ACH”) TRANSFER

TO OPEN A NEW ACCOUNT:

■	For more information or instructions regarding the purchase of Shares, Service Shares or Premier Shares, call the Northern Institutional Funds Center at 800-637-1380.

TO ADD TO AN EXISTING ACCOUNT:

■	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

(Reference 1030 followed by your 10-Digit Portfolio account number, with no spaces (e.g., 1030##########))

(Reference Shareholder’s Name)

SELLING SHARES, SERVICE SHARES AND PREMIER SHARES

THROUGH AN INSTITUTIONAL ACCOUNT. Institutions may sell (redeem) Shares, Service Shares and Premier Shares through their institutional account by contacting their Northern Trust account representative.

THROUGH AN AUTHORIZED INTERMEDIARY. Institutions that purchase Shares, Service Shares and Premier Shares from an authorized intermediary may sell (redeem) their Shares, Service Shares and Premier Shares by contacting their financial intermediary. See “Account Policies and Other Information—Financial Intermediaries” on page 14 for additional information regarding sales (redemptions) of Shares, Service Shares and Premier Shares through authorized intermediaries.

DIRECTLY THROUGH THE TRUST. Institutions that purchase Shares, Service Shares and Premier Shares directly from the Trust may redeem their Shares, Service Shares or Premier Shares through the Transfer Agent in one of the following ways:

BY MAIL

SEND A WRITTEN REQUEST TO:

Northern Institutional Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

THE LETTER OF INSTRUCTION MUST INCLUDE:

■	The signature of a duly authorized person (A signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program (“STAMP”) also may be required.)

■	Your account number

■	The name of the Portfolio

■	The number of Shares, Service Shares or Premier Shares or the dollar amount to be redeemed

BY TELEPHONE

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures outlined above under “Selling Shares, Service Shares and Premier Shares—By Mail.”

BY WIRE

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated bank account.

■	Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■	The minimum amount that may be redeemed by this method is $10,000.

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PRIME OBLIGATIONS PORTFOLIO

ACCOUNT POLICIES AND OTHER INFORMATION

PURCHASE AND REDEMPTION MINIMUMS. There is a minimum initial investment of $20 million in the Portfolio. There is no minimum for subsequent investments. A $10,000 minimum applies for redemptions by wire. The Trust reserves the right to waive purchase and redemption minimums and to determine the manner in which a minimum is satisfied.

CALCULATING SHARE PRICE. The Trust issues and redeems Shares, Service Shares and Premier Shares at NAV. The NAV for each class of shares of the Portfolio is calculated by dividing the value of the Portfolio’s net assets attributed to that class by the number of the Portfolio’s outstanding shares of the class. For each class of shares of the Portfolio, the NAV is calculated on each Business Day as of 2:00 p.m. Central time. Portfolio shares may be priced on days when the New York Stock Exchange (the “Exchange”) is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. The NAV used in determining the price of your shares is the one calculated after your purchase, exchange or redemption order is received in good order as described on page 14.

The Portfolio seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 2:00 p.m. Central time will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day’s closing share price for the Portfolio, provided that one of the following occurs:

■	The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 2:00 p.m. Central time;

■

The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with the Trust and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with the terms of the Trust’s agreement with the intermediary; or

■	Payment in federal or other immediately available funds is received by the close of the same Business Day in an institutional account maintained with Northern Trust or an affiliate.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day at that day’s closing share price for the Portfolio, provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. The Trust reserves the right to accept payment for Shares, Service Shares and Premier Shares in the form of securities that are permissible investments for the Portfolio. The Trust also reserves the right to pay redemptions by a distribution “in-kind” of securities (instead of cash) from the Portfolio. See the Statement of Additional Information (“SAI”) for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

■	Institutions are responsible for transmitting purchase orders and delivering required funds on a timely basis.

■

Institutions are responsible for all losses and expenses of the Portfolio, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.

■	Exchanges into the Portfolio from another investment portfolio in the Trust may be subject to any redemption fee imposed by the other investment portfolio.

■

Shares, Service Shares and Premier Shares of the Portfolio are entitled to the dividends declared by the Portfolio beginning on the Business Day the purchase order is executed, provided payment in federal or other immediately available funds is received by the Transfer Agent by the time designated in “Timing of Purchase Requests” above.

■	The Trust reserves the right to reject any purchase order. The Trust also reserves the right to change or discontinue any of its purchase procedures.

■	The Trust reserves the right, on 30 days’ written notice, to redeem the shares held in any account if, at the time of redemption, the NAV of the shares in the account falls below $20 million.

■	In certain circumstances, the Trust may advance the time by which purchase orders must be received. See “Early Closings” on page 14.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 2:00 p.m. Central time will be executed on the same day at that day’s closing share price for the Portfolio.

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day at that day’s closing share price for the Portfolio.

PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the next Business Day

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased Shares, Service Shares or Premier Shares with a check or through an electronic transaction, payment may be delayed as discussed below under “Miscellaneous Redemption Information.”

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. Redemptions are subject to the following restrictions:

■

The Trust reserves the right to defer crediting, sending or wiring redemption proceeds for up to 7 days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect the Portfolio.

■

If you are redeeming recently purchased Shares, Service Shares or Premier Shares by check or electronic transaction, your redemption request may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days.

■	Institutions are responsible for transmitting redemption orders and crediting their Customers’ accounts with redemption proceeds on a timely basis.

■	Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

■	Dividends on Shares, Service Shares and Premier Shares are earned through and including the day prior to the day on which they are redeemed.

■

The Trust and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to the Trust and its shareholders or the Transfer Agent.

■	The Trust may require any information from the shareholder reasonably necessary to ensure that a redemption request has been duly authorized.

■	The Trust reserves the right to change or discontinue any of its redemption procedures.

■

The Trust does not permit redemption proceeds to be sent by outgoing International ACH Transaction (“IAT”). An IAT is a payment transaction involving a financial institution’s office located outside U.S. territorial jurisdiction.

■	In certain circumstances, the Trust may advance the time by which redemption and exchange orders must be received. See “Early Closings” on page 14.

EXCHANGE PRIVILEGES. Institutions and their Customers (to the extent permitted by their account agreements) may exchange shares of the Portfolio for the same class of shares of another investment portfolio of the Trust only if the registration of both accounts is identical. Both accounts must have the same owner’s name and title, if applicable. A $1,000 minimum applies to exchanges. An exchange is a redemption of shares of the Portfolio and the purchase of the same class of shares of another investment portfolio in the Trust. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss. The Trust reserves the right to waive or modify minimum investment requirements in connection with exchanges.

The Trust reserves the right to change or discontinue the exchange privilege at any time upon 60 days’ written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN PORTFOLIO SHARES. The Board of Trustees of the Trust has not adopted, on behalf of the Portfolio, policies and procedures with respect to frequent purchases and redemptions of Portfolio shares in light of the nature and high quality of the Portfolio’s investments. The Portfolio reserves the right to refuse a purchase order if management of the Portfolio determines that the purchase may not be in the best interests of the Portfolio.

TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, the Trust and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing.

The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder’s address of record.

The Trust reserves the right to refuse a telephone redemption.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

ADVANCE NOTIFICATION OF LARGE TRANSACTIONS. The Trust requests that an Institution give advance notice to the Transfer Agent by 11:00 a.m. Central time if it intends to place a purchase or redemption order of $5 million or more on a Business Day.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions in writing, or to address of record or certain other account information in writing or by telephone. Written instructions must be accompanied by a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). A signature guarantee also may be required from an institution participating in STAMP. Additional requirements may be imposed. In accordance with SEC regulations, the Trust and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder’s current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority (if applicable) must be provided. Additional requirements may be imposed by the Trust. In addition to the situations described in this Prospectus, the Trust may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A “Business Day” is each Monday through Friday when the Transfer Agent or the Exchange is open for business. For any given calendar year, the Portfolio will be closed on the following holidays or as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

GOOD ORDER. A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered, including a completed Northern Institutional Funds Certification Form or other acceptable evidence of authority (if applicable). Additionally, a purchase order initiating the opening of an account will not be considered to be “in good order” unless the investor has provided all information required by the Trust’s “Customer Identification Program” described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, business street address, taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Trust. Applications without this information, or without an indication that a taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or the Trust’s customer identification program, the Trust reserves the right to: (a) place limits on account transactions until an investor’s identity is verified; (b) refuse an investment in the Trust; or (c) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Trust and its agents will not be responsible for any loss in an investor’s account resulting from an investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

EARLY CLOSINGS. The Portfolio reserves the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange and/or the bond market close early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, on any Business Day when SIFMA recommends that the bond markets close early, the Portfolio reserves the right to close at or prior to the SIFMA recommended closing time. If the Portfolio does so, it will cease granting same Business Day credit for purchase and redemption orders received at the Portfolio’s closing time and credit will be given on the next Business Day. The Board of Trustees of the Portfolio also may, for any Business Day, decide to change the time as of which the Portfolio’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY OR UNUSUAL EVENTS. In the event the Exchange does not open for business because of an emergency or unusual event, the Trust may, but is not required to, open one or more portfolios for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during an emergency situation or unusual event, please call 800-637-1380 or visit northernfunds.com/institutional.

FINANCIAL INTERMEDIARIES. The Trust may authorize certain Institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers) to accept purchase, redemption and exchange orders from their Customers on behalf of the Portfolio. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Trust. The Portfolio will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Portfolio’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

Certain financial intermediaries, including affiliates of Northern Trust, may perform (or arrange to have performed) various administrative support services for Customers who are the beneficial owners of either Service Shares or Premier Shares through Servicing Agreements with the Trust (“Service Organizations”). In addition, Service Organizations perform (or arrange to have performed) personal and account maintenance services under their Servicing Agreements for Premier Shares. These Servicing Agreements are permitted under the Trust’s Service Plan (“Service Plan”). For both Service Shares and Premier Shares, administrative support services may include:

■	acting, directly or through another, as shareholder of record;

■	establishing and maintaining individual accounts and records;

■	processing purchase, redemption and exchange orders; and

■	placing net purchase and redemption orders with the Trust’s Transfer Agent.

Service Organizations will receive fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily NAV of the Service Shares and Premier Shares beneficially owned by their Customers.

Personal and account maintenance services provided under the Service Plan for Premier Shares may include:

■	providing information to investors regarding the Portfolio or relating to the status of their accounts; and

■	acting as liaison between investors and the Trust.

Service Organizations will receive additional fees from the Portfolio for these services at an annual rate of up to 0.25% of the average daily NAV of Premier Shares beneficially owned by their Customers. All fees payable under the Service Plan are borne solely by the classes of shares to which the services are provided and not by the Portfolio’s other classes of shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, they will increase the cost of an investment in the Portfolio.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Institutional Funds. Northern Trust also may sponsor informational meetings, seminars and other similar programs designed to market the Northern Institutional Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Portfolio available to their Customers, and may allow the Portfolio greater access to such parties and their Customers than would be the case if no payments were paid.

Customers purchasing Shares, Service Shares or Premier Shares of the Portfolio through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in the Portfolio. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in the Portfolio.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Shares, Service Shares or Premier Shares of the Portfolio. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Portfolio on behalf of their Customers may be required to register as dealers.

PORTFOLIO HOLDINGS. The Portfolio, or its duly authorized service providers, may publicly disclose holdings of all Northern Institutional Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of the Portfolio’s holdings, current as of month-end will be available on the Trust’s Web site at northernfunds.com/institutional no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Portfolio files with the SEC its semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Portfolio may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Trust’s Policy on Disclosure of Portfolio Holdings is available in the SAI.

SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

portfolio investments and other information as of May 31 and with an annual report containing audited financial statements as of November 30. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Institutional Funds Center by telephone at 800-637-1380 or by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Portfolio will begin sending individual copies to you within 30 days after receipt of your revocation.

The Trust may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Institutional Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800-637-1380 or by sending an e-mail to: northern-funds@ntrs.com.

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

DISTRIBUTIONS AND TAX CONSIDERATIONS

DISTRIBUTIONS

Dividends from net income are declared daily and paid monthly by the Portfolio to its shareholders. Net income includes the interest accrued on the Portfolio’s assets less estimated expenses. The Portfolio’s net realized short-term capital gains, if any, are distributed at least annually. The Portfolio does not expect to realize net long-term capital gains.

Dividends are paid as soon as practicable following the end of each month, except in the case of a total redemption of Shares, Service Shares or Premier Shares in an account that is not subject to a standing order for the purchase of additional shares of the same class. In that event, dividends will be paid promptly along with the redemption proceeds.

All distributions are reinvested automatically (without any sales charge) in additional shares of the same class of the Portfolio, unless you elect to receive distributions in cash by notifying the Transfer Agent in writing. You may make arrangements to credit these distributions to your account with Northern Trust, its affiliates or its correspondent banks.

There are no fees or sales charges on reinvestments.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations that may be relevant to a shareholder in the Portfolio. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual U.S. citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. The Portfolio intends to qualify as a regulated investment company for federal tax purposes and to distribute to shareholders substantially all of its net investment income each year. Except as otherwise noted below, you will generally be subject to federal income tax at ordinary rates on the Portfolio’s distributions to you, regardless of whether they are paid in cash or reinvested in Shares, Service Shares or Premier Shares.

The Portfolio generally will be invested in debt instruments and not in shares of stock on which dividend income will be received. As a result, the Portfolio does not expect to pay dividends that are eligible for the reduced tax rate on corporate dividends or that will qualify for the dividends-received deduction for corporations.

IRAS AND OTHER TAX-QUALIFIED PLANS. One major exception to the preceding tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 28% of the dividends and gross sales proceeds paid to any shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.”

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS. For distributions attributable to the Portfolio’s taxable years ending on or before November 30, 2010, nonresident aliens, foreign corporations and other foreign investors in the Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to and properly designated by the

Portfolio as U.S.-source interest income and capital gains of the Portfolio. The exemption may not apply, however, if the recipient’s investment in the Portfolio is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

STATE AND LOCAL TAXES. You also may be subject to state and local taxes on income attributable to your ownership of Portfolio shares. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest earned by the Portfolio on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Portfolio could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Portfolio. More tax information relating to the Portfolio is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

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PRIME OBLIGATIONS PORTFOLIO

SECURITIES, TECHNIQUES AND RISKS

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

All investments carry some degree of risk that will affect the value of the Portfolio, its yield and investment performance and the price of its shares. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the FDIC, any other government agency or Northern Trust. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This section takes a closer look at some of the Portfolio’s principal investment strategies and related risks.

The Portfolio seeks to maintain a stable NAV of $1.00 per share. Consistent with this policy, the Portfolio:

■	Limits its dollar-weighted average portfolio maturity to 90 days or less (starting June 30, 2010, 60 days or less);

■	Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

■	Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

The SEC has recently amended its regulations with respect to money market funds such as the Portfolio. Beginning June 30, 2010, the Portfolio will be required to limit its dollar-weighted average portfolio maturity to 60 days or less, and its dollar-weighted average portfolio maturity without regard to maturity shortening provisions applicable to variable and floating rate securities to 120 days or less. Beginning May 28, 2010, the Portfolio will be required to comply with SEC requirements with respect to the liquidity of the Portfolio’s investments. Specifically, the Portfolio will be required to hold at least 10% of its total assets in “daily liquid assets” and 30% of its total assets in “weekly liquid assets.” Daily liquid assets include cash (including time deposits), U.S. Treasury securities and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including time deposits), U.S. Treasury securities, agency discount notes with remaining maturities of 60 days or less and securities (including time deposits) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

In addition, the Portfolio limits its investments to “Eligible Securities” as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) are issued or guaranteed by, or otherwise allow the Portfolio to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Portfolio and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called “First Tier Securities.” Under normal circumstances, the Portfolio intends to limit purchases of securities to First Tier Securities. Securities in which the Portfolio may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, the Portfolio generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The Portfolio may, however, invest up to 25% of its total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the SAI.

Stable NAV is the risk that the Portfolio will not be able to maintain an NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share. The U.S. government has taken numerous steps to alleviate these market concerns, including without limitation, acquiring ownership interests in distressed institutions. However, there is no assurance that such actions will be successful. Continuing market problems and government intervention in the economy may adversely affect the Portfolio.

INVESTMENT OBJECTIVE. The investment objective of the Portfolio may be changed by the Trust’s Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in the Portfolio having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Portfolio.

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PRIME OBLIGATIONS PORTFOLIO

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.

INVESTMENT STRATEGY. The Portfolio may purchase various types of asset-backed securities that are “Eligible Securities” as defined by the SEC.

SPECIAL RISKS. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, the Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support, or the counterparty. Credit supports generally apply only to a fraction of a security’s value. Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. If the issuer of the security has no security interest in the related collateral, there is the risk that the Portfolio could lose money if the issuer defaults. As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Portfolio may suffer greater levels of default than were historically experienced. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed-income securities held by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Portfolio intends to enter into financial transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may invest a portion of its assets in custodial receipts.

SPECIAL RISKS. Like other stripped securities (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

FOREIGN INVESTMENTS. The Portfolio may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. The Portfolio also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies.

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PRIME OBLIGATIONS PORTFOLIO

INVESTMENT STRATEGY. Investments by the Portfolio in foreign issuer obligations will not exceed 50% of the Portfolio’s total assets measured at the time of purchase.

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Portfolio. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities.

Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Portfolio’s investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value. Guarantees, letters of credit, insurance or other credit enhancements do not protect the Portfolio or its shareholders from losses caused by declines in a security’s market value. In addition, having multiple securities’ credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement (“IFA”) is an agreement that requires the Portfolio to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits interest to the Portfolio for a set time period.

INVESTMENT STRATEGY. The Portfolio may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

SPECIAL RISKS. IFAs are not insured by a government agency – they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATES. The Portfolio’s yield will vary with changes in interest rates. In a rising interest rate environment, the Portfolio’s yield may not rise as quickly as the yields of certain other short-term investments. Investments held by the Portfolio with longer maturities will tend to be more sensitive to interest rate changes than investments with shorter maturities.

LIQUIDITY RISK is the risk that the Portfolio will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Portfolio would like. The Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed. Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue

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PRIME OBLIGATIONS PORTFOLIO

obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include “moral obligation” bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

INVESTMENT STRATEGY. The Portfolio may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Portfolio on such investments will be taxable to shareholders.

SPECIAL RISKS. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign and domestic banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, the Portfolio could suffer a loss to the extent that the Portfolio is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.

In addition, a single enhancement provider may provide credit enhancement to more than one of the Portfolio’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Portfolio that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress. Municipal bonds may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect the Portfolio or its shareholders from losses caused by declines in a bond’s market value.

Also, an insurance company’s exposure to securities involving subprime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurance company.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by the Portfolio subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement will never occur more than one year after the Portfolio acquires the securities.

SPECIAL RISKS. In the event of a default, the Portfolio will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is unenforceable by the Portfolio.

The Portfolio intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

With respect to collateral received in repurchase transactions or other investments, the Portfolio may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Portfolio, including minimizing the value of any collateral.

STRIPPED SECURITIES. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and

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PRIME OBLIGATIONS PORTFOLIO

principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may purchase stripped securities, including securities registered in the STRIPS program.

SPECIAL RISKS. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Portfolio and adversely affect the Portfolio’s investment performance.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, asset-backed commercial paper, structured notes and other debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.

INVESTMENT STRATEGY. The Portfolio may invest in structured securities as part of its principal investment strategies.

SPECIAL RISKS. Structured securities present additional risk that the interest paid to the Portfolio on a structured security will be less than expected. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Portfolio could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, (b) securities of private issuers guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities pursuant to the FDIC Debt Guarantee Program, and (c) participations in loans made to foreign governments or their agencies that are so guaranteed.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

SPECIAL RISKS. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

To the extent the Portfolio invests in debt instruments or securities of non-U.S. government entities that are backed by the full faith and credit of the United States, pursuant to the FDIC Debt Guarantee Program or other similar programs, there is a possibility that the guarantee provided under the Debt Guarantee Program or other similar programs may be discontinued or modified at a later date.

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PRIME OBLIGATIONS PORTFOLIO

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as “Put Bonds”) where the Portfolio obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.

INVESTMENT STRATEGY. The Portfolio may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies.

SPECIAL RISKS. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Portfolio is not entitled to exercise its demand rights. As a result, the Portfolio could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

INVESTMENT STRATEGY. To the extent consistent with its investment objective and strategies, the Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Portfolio generally would purchase securities in these transactions with the intention of acquiring the securities, the Portfolio may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

SPECIAL RISKS. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

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PRIME OBLIGATIONS PORTFOLIO

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES

This section explores various other investment securities and techniques that the Investment Adviser may use.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest).

INVESTMENT STRATEGY. The Portfolio may borrow and enter into reverse repurchase agreements in amounts not exceeding one-fourth of its total assets (including the amount borrowed). The Portfolio may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

SPECIAL RISKS. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the NAV of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Portfolio.

DERIVATIVES. The Portfolio may purchase certain “derivative” instruments. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest rates, or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, “stripped” securities and various floating rate instruments.

INVESTMENT STRATEGY. The Portfolio may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Portfolio’s objective, strategies and overall risk profile.

SPECIAL RISKS. Engaging in derivative transactions involves special risks, including: (a) market risk that the Portfolio’s derivatives position will lose value; (b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that the Portfolio will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, the Portfolio may suffer a loss whether or not the analysis of the Investment Adviser is accurate.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see “Insurance Funding Agreements” below), and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and both foreign and domestic securities that are not readily marketable.

INVESTMENT STRATEGY. The Portfolio may invest up to 10% (starting May 28, 2010, up to 5%) of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with its investment objective and strategies, the Portfolio may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees, that an adequate trading market exists.

SPECIAL RISKS. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Portfolio. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Securities purchased by the Portfolio that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

INVESTMENT COMPANIES. To the extent consistent with its investment objective and strategies, the Portfolio may invest in securities issued by other affiliated and unaffiliated investment companies.

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT STRATEGY. Investments by the Portfolio in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Portfolio does not expect to do so in the foreseeable future, the Portfolio is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, strategies and fundamental restrictions as the Portfolio.

SPECIAL RISKS. As a shareholder of another investment company, the Portfolio would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations.

TEMPORARY INVESTMENTS. For capital preservation and liquidity, the Portfolio may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Portfolio’s yield.

Additionally, the Portfolio may purchase other types of securities or instruments similar to those described in these sections if otherwise consistent with the Portfolio’s investment objective and strategies. You should carefully consider the risks discussed in these sections before investing in the Portfolio.

The Portfolio may invest in other securities and is subject to further restrictions and risks that are described in the SAI. Additional information about the Portfolio, its investments and related risks can also be found in “Investment Objective and Strategies” in the SAI.

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PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE PORTFOLIO’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS.

Certain information reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio for a share held for the entire period (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report, which is available upon request and without charge. As of November 30, 2009, no Premier Shares of the Portfolio were outstanding. Premier Shares are not currently offered to investors.

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PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2009(1)		2008		2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—		0.03		0.05	0.05	0.03
Net realized and unrealized gains (losses)	—		—		—	—	—
Total from Investment Operations	—		0.03		0.05	0.05	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	—		(0.03)		(0.05)	(0.05)	(0.03)
Total Distributions Paid	—		(0.03)		(0.05)	(0.05)	(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(2)	0.43	%(3)	2.58	%(3)	5.23%	4.86%	2.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,484,188		$1,873,486		$4,425,630	$1,627,181	$828,872
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.18	%(4)	0.16	%(5)	0.20%	0.20%	0.20%
Expenses, before waivers, reimbursements and credits	0.31%		0.29%		0.26%	0.27%	0.29%
Net investment income, net of waivers, reimbursements and credits	0.33%		2.73%		5.11%	4.82%	2.97%
Net investment income, before waivers, reimbursements and credits	0.20%		2.60%		5.05%	4.75%	2.88%

	SERVICE
Selected per share data	2009(1)		2008		2007	2006	2005
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—		0.02		0.05	0.04	0.03
Net realized and unrealized gains (losses)	—		—		—	—	—
Total from Investment Operations	—		0.02		0.05	0.04	0.03
LESS DISTRIBUTIONS PAID:
From net investment income	—		(0.02)		(0.05)	(0.04)	(0.03)
Total Distributions Paid	—		(0.02)		(0.05)	(0.04)	(0.03)
Net Asset Value, End of Year	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(2)	0.20	%(3)	2.32	%(3)	4.96%	4.59%	2.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$91,155		$127,827		$167,473	$154,867	$54,814
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.43	%(4)	0.42	%(5)	0.46%	0.46%	0.46%
Expenses, before waivers, reimbursements and credits	0.57%		0.55%		0.52%	0.53%	0.55%
Net investment income, net of waivers, reimbursements and credits	0.08%		2.47%		4.85%	4.56%	2.71%
Net investment income (loss), before waivers, reimbursements and credits	(0.06)%		2.34%		4.79%	4.49%	2.62%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.

(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3)	Without the value of the Capital Support Agreement, the total return would have been 0.67% and 0.31%, for the Shares and Service Shares, respectively, for the fiscal year ended November 30, 2009 and 2.30% and 2.06%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.

(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $974,000 and $40,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

(5)	The net expense ratio includes the Participation Fee of approximately $228,000 and $12,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

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PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semiannual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Additional information about the Portfolio and its policies also is available in the Portfolio’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Portfolio’s annual and semiannual reports and the SAI are available free upon request by calling the Northern Institutional Funds Center at 800-637-1380 or by sending an e-mail request to: northern-funds@ntrs.com. The SAI and other information are available from a financial intermediary (such as a broker-dealer or bank) through which the Portfolio’s shares may be purchased or sold.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE

Call 800-637-1380

BY MAIL

Northern Institutional Funds

P.O. Box 75986

Chicago, IL 60675-5986

ON THE INTERNET

The Portfolio’s documents are available online and may be downloaded from:

■	The SEC’s Web site at sec.gov (text-only)

■	Northern Institutional Funds’ Web site at northernfunds.com/institutional

You may review and obtain copies of Northern Institutional Funds’ documents by visiting the SEC’s Public Reference Room in Washington, D.C. You also may obtain copies of Northern Institutional Funds’ documents by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.

811-03605

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS PROSPECTUS	NIF PRO MPO (4/10)